Exhibit 10.3

MetroPCS, Inc.

$245,000,000

Series D Convertible Preferred Stock

and

$5,000,000

6% Subordinated Convertible Notes due 2002

SECURITIES PURCHASE AGREEMENT

Dated as of July 17, 2000

i

ii

ARTICLE VIII

TRANSFER AND EXCHANGE		27
SECTION 8.1 LIMITED RESTRICTIONS ON TRANSFER		27
SECTION 8.2 REGISTRATION OF SECURITIES		28
SECTION 8.3 TRANSFER AND EXCHANGE		28
SECTION 8.4 REPLACEMENT OF NOTES AND PREFERRED STOCK CERTIFICATES		28

ARTICLE IX

MISCELLANEOUS		29
SECTION 9.1 INDEMNIFICATION.		29
SECTION 9.2 NOTICE; DEFENSE OF CLAIMS.		30
SECTION 9.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES		31
SECTION 9.4 AMENDMENT AND WAIVER		31
SECTION 9.5 NOTICES		32
SECTION 9.6 SUCCESSORS AND ASSIGNS		33
SECTION 9.7 SEVERABILITY		33
SECTION 9.8 COUNTERPARTS		33
SECTION 9.9 JURY WAIVER		33
SECTION 9.10 GOVERNING LAW		33
SECTION 9.11 FINAL AGREEMENT OF THE PARTIES		34
SECTION 9.12 FURTHER ASSURANCES		34
SECTION 9.13 PUBLICITY		34
SECTION 9.14 HEADINGS.		34

ANNEX A	CERTAIN DEFINITIONS
SCHEDULE 1	PURCHASERS
SCHEDULE 2	SUBSIDIARIES
EXHIBIT A	FORM OF CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS RELATING TO THE SERIES D CONVERTIBLE PREFERRED STOCK
EXHIBIT B	FORM OF 6% SUBORDINATED CONVERTIBLE NOTES DUE 2002
EXHIBIT C	FORM OF COMMITMENT LETTER
EXHIBIT D	AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

iii

This SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000 (this “Agreement”), is executed by and among MetroPCS, Inc., a Delaware corporation (the“Company”), subsidiaries listed on Schedule 2 hereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 hereto (collectively, together with their successors and assigns, the “Purchasers”).

Capitalized terms used herein not otherwise defined, shall have the meanings set forth on Annex A hereto.

W I T N E S S E T H :

WHEREAS, the Company desires to sell, and the Purchasers desire to purchase, shares of the Company’s Series D Convertible Preferred Stock (the “Preferred Stock”) and the Company’s 6% Subordinated Convertible Notes due 2002 (the “Notes”); and

WHEREAS, the Company and the Purchasers desire to set forth certain agreements and certain terms and conditions regarding (i) the sale and purchase of the Preferred Stock and the Notes, and (iii) the relationship between the Company and the Purchasers;

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF THE SECURITIES

Section 1.1 Authorization of Preferred Stock

The Company has authorized the issuance and sale of its Preferred Stock with an aggregate liquidation preference of up to $250,000,000, and Preferred Stock with an aggregate liquidation preference of at least $150,000,000 may be issued and sold pursuant to this Agreement. The form of the Certificate of Designations, Preferences and Rights relating to the Preferred Stock (the “Certificate of Designations”) is set forth in Exhibit A.

Section 1.2 Authorization of Notes

The Company has authorized the issue and sale of up to $5,000,000 aggregate principal amount of its 6% Subordinated Convertible Notes due 2002. The Notes shall be in the form set out in Exhibit B.

Section 1.3 Sale and Purchase of the Preferred Stock and the Notes

(a) The Company hereby agrees to sell, and each Purchaser hereby agrees to purchase, Notes in an aggregate principal amount, and shares of Preferred Stock up to an aggregate liquidation preference, each as set forth opposite the name of each Purchaser on

Schedule 1. The terms and conditions regarding the sale and purchase of the Notes and Preferred Stock are as set forth herein. Each share of Preferred Stock initially shall have a liquidation preference of $100.

(b) All Notes shall be issued at the Initial Closing (as defined below), and the entire amount payable by each Purchaser in respect of the Notes shall be payable to the Company, in immediately available funds. Subject to the terms and conditions hereof, the Preferred Stock shall be issued at the Subsequent Closing (as defined below), and payment therefor will be payable by each Purchaser to the Company in immediately available funds.

Section 1.4 Right to Unpurchased Shares

In the event that any Purchaser elects not to purchase any shares of Preferred Stock at the Subsequent Closing in accordance with the provisions of Article IIIA hereof, each of the other Purchasers shall have the right to purchase such unpurchased shares of Preferred Stock. If more than one Purchaser wishes to purchase such unpurchased shares, the unpurchased shares shall be allocated among such Purchasers pro rata in accordance with the number of shares of Preferred Stock initially allocated to such Purchasers under this Agreement.

ARTICLE II

CLOSINGS

Section 2.1 Initial Closing

The sale of the Notes to the Purchasers shall take place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, at 10:00 a.m., New York time, at a closing (the “Initial Closing”) on July 17, 2000. At the Initial Closing, the Company will issue to Purchasers Notes registered in each Purchaser’s name (or in the name of its nominee), evidencing the aggregate principal amount of Notes to be purchased by such Purchaser against payment of the consideration payable by such Purchaser for such Notes. The Company shall deliver to each Purchaser, at the Closing, each Purchaser’s Notes.

Section 2.2 Subsequent Closing

(a) The sale of the Preferred Stock shall take place at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, at 10:00 a.m., New York time (the “Subsequent Closing”) on a date determined as set forth below. The Purchasers shall be obligated to remit to the Company $150 million of the Commitment Amount (as defined below) no later than on the third Business Day following the Subsequent Closing. Any Commitment Amount in excess of $150 million shall be remitted to the Company by the Purchasers no later than ten Business Days after receipt of a demand for funding from the Company, as determined by the Board of Directors. Funding shall be made pro-rata, based on the Commitment Amount for each Purchaser. All remittances of Commitment Amounts by the Purchasers shall be made by wire transfer in immediately available funds to the account specified by the Company. The Commitments shall remain in full force and effect for three years from the date of the Subsequent Closing.

(b) The Purchasers (which, subject to Section 2.2(i), shall include any Affiliate assignee thereof) may deliver to the Company commitment letters to purchase Preferred Stock, stating the amount of liquidation preference thereof (the “Commitment Amount”) in the form of Exhibit C hereto (the “Commitments”), beginning on the date of the written order of the U.S. Court of Appeals for the Fifth Circuit relating to the FCC Litigation (the “FCC Decision Date”). If any Purchaser does not deliver its Commitment to the Company by the close of business on the Commitment Determination Date (as defined below) then such Purchaser’s right to purchase Preferred Stock hereunder shall be rescinded and terminated.

(c) Each Purchaser and the Company shall make any necessary filings for approvals under the Hart/Scott/Rodino Antitrust Improvement Act (the “HSR Act”) not later than the fifth Business Day following the Initial Closing and each Purchaser shall simultaneously provide the Company with notice and a copy of such filing. The Purchasers shall immediately notify the Company upon receipt of the applicable approvals under the HSR Act.

(d) If as of the close of business on the fifteenth Business Day following the FCC Decision Date (such fifteenth Business Day, the “Commitment Determination Date”) the aggregate Commitment Amount is at least $245 million, the Subsequent Closing shall occur on a date determined by the Company as soon as practicable after all necessary approvals under the HSR Act are received by the Company and each Purchaser. On the Business Day following the Commitment Determination Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Determination Date.

(e) If as of the close of business on the Commitment Determination Date the aggregate Commitment Amount is less than $245 million, the following shall occur:

(i) Each Purchaser shall have the right to terminate its Commitment and rescind its purchase of Preferred Stock by written notice delivered to the Company no later than 5:00 p.m. New York time on the Business Day following the Commitment Determination Date, and such Purchaser’s Commitment shall terminate.

(ii) The Commitments of the Purchasers (including, subject to Section 2.2(i), any Affiliate assignee thereof) who do not terminate their Commitments pursuant to paragraph (e)(i) above, shall become irrevocable, and such Purchasers shall have an exclusive right of first refusal to commit to purchase additional shares of Preferred Stock during the seven Business Days following the Commitment Determination Date by delivering the corresponding additional Commitments to the Company. Such right of first refusal shall be exercisable pro-rata, based on the total Commitment Amount for each Purchaser as of the close of business on the Business Day following the Commitment Determination Date.

(f) If as of the close of business on the seventh Business Day after the Commitment Determination Date the aggregate Commitment Amount is still less than $245 million, the Company shall have the right, during the eighth through the twentieth Business Day following the Commitment Determination Date, to accept Commitments from additional purchasers of Preferred Stock, subject to the same terms and conditions as the Purchasers, in order to reach the $245 million aggregate amount. After the Subsequent Closing, any additional funding of Commitments made by any additional purchaser of Preferred Stock pursuant to this subsection (f) shall be made in an amount equal to the Commitment Amount corresponding to such additional purchaser multiplied by a fraction, the numerator of which is $150 million and the denominator of which is the aggregate Commitment Amount as of the Subsequent Closing.

(g) Notwithstanding paragraph (f) above, if as of twelve o’clock noon, New York, time on the seventh Business Day after the Commitment Determination Date the aggregate Commitment Amount is at least $150 million, the Subsequent Closing shall occur on the seventh Business Day following the Commitment Determination Date or a later date determined by the Company, provided that all necessary approvals under the HSR Act have been received by the Company and the applicable Purchasers.

(h) If as of the close of business on the twentieth Business Day after the Commitment Determination Date the aggregate Commitment Amount is less than $150 million, the purchase of the Preferred Stock shall be rescinded, and the Commitments shall terminate.

(i) Any Purchaser may purchase Preferred Stock hereunder in conjunction with only the following: (i) any of its Affiliates and (ii) any of its partners, limited partners or members of such Purchaser that are transferees of Preferred Stock pursuant to distributions in accordance with the partnership agreement or operating agreement of such Purchaser or its Affiliates; provided, in the case of (i) and (ii) above, that such Purchaser retains the voting rights relating to such Preferred Stock.

ARTICLE III

CONDITIONS TO INITIAL CLOSING

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchasers at the Initial Closing is subject to the satisfaction or waiver, prior to or at the Initial Closing, of the following conditions.

Section 3.1 Representations and Warranties

The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on and as of the date of the Initial Closing; and officers’ certificates to such effect executed by the Company shall be delivered to the Purchasers.

Section 3.2 Performance; No Default

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Initial Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing.

Section 3.3 Consents and Approvals

The Company and each Purchaser shall have obtained all consents, authorizations and approvals necessary for the consummation of the transactions involving the issuance and purchase of the Notes contemplated hereby. The Board of Directors and the stockholders of the Company shall have duly adopted resolutions in form reasonably satisfactory to the Purchasers authorizing the Company to consummate the transactions involving the issuance and purchase of the Notes contemplated hereby in accordance with the terms hereof.

Section 3.4 Board Observers

The Company shall have appointed one person designated by Chase Capital Partners and one person designated by MC Venture Partners, as observers entitled to attend all meetings of the Board of Directors of the Company held after the Initial Closing. In the event that Joseph T. McCullen, Jr. no longer serves on the Board of Directors or is no longer affiliated with Whitney & Co., the Company shall appoint one person designated by Whitney & Co., as an observer entitled to attend all meetings of the Board of Directors. The Company hereby agrees to provide such observers with all notices and written materials provided to directors of the Company after the Initial Closing simultaneously with delivery of such notices and materials to the directors.

Section 3.5 Opinion of Counsel

The Purchasers shall have received from counsel for the Company, Andrews & Kurth L.L.P., a legal opinion in form and substance reasonably satisfactory to the Purchasers.

Section 3.6 Certificate of Designations

The Certificate of Designations, Preferences and Rights of the Company’s Series D Convertible Preferred Stock, substantially in the form set forth on Exhibit A hereto, shall have been duly accepted for filing by the office of the Secretary of State of the State of Delaware and shall be in full force and effect.

Section 3.7 Documents

The Company shall have executed and/or delivered to the Purchasers (or shall have caused to be executed and delivered to the Purchasers by the appropriate persons) the following:

(a) The Notes;

(b) Certified copies of resolutions of the Board of Directors (and, where necessary, the stockholders) of the Company authorizing the execution and delivery of this Agreement, the Stockholders Agreement, the Certificate of Designations relating to the Preferred Stock, the issuance of the Preferred Stock and the Notes, and upon conversion of the Preferred Stock, the issuance of Class C Common Stock;

(c) A copy of the amended certificate of incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) A copy of the amended by-laws of the Company certified by the Company’s Secretary;

(e) Certificates issued by the Secretary of State of the State of Delaware and such states in which the Company is qualified as a foreign corporation, certifying that the Company is in good standing in their respective states;

(f) Certificates issued by the Secretary of State of such states in which the subsidiaries of the Company are incorporated, certifying that each of such subsidiaries is in good standing in such states; and

(g) Such other supporting documents and certificates as the Purchasers may reasonably request.

ARTICLE IIIA

CONDITIONS TO SUBSEQUENT CLOSING

Each Purchaser’s obligation to purchase and pay for the Preferred Stock to be sold to such Purchaser at the Subsequent Closing is subject to the satisfaction or waiver, prior to or at the Subsequent Closing, of the following conditions.

Section 3A.1 Representations and Warranties

The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on and as of the date of the Subsequent Closing as if made on such date.

Section 3A.2 Performance; No Default

The Company shall have performed and complied with all agreements, covenants and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Subsequent Closing, and after giving effect to the issue and sale of the Preferred Stock (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing.

Section 3A.3 Consents and Approvals

The Company and each Purchaser shall have obtained all governmental, third-party, Board and stockholder consents, authorizations and approvals necessary for the consummation of the transactions contemplated hereby including, without limitation, under the HSR Act, as amended, which consents shall be in full force and effect.

Section 3A.4 Court Decision Satisfactory

The written decision of the U.S. Court of Appeals for the Fifth Circuit relating to the Company’s FCC Litigation shall be acceptable in all respects to each Purchaser in its sole and absolute discretion, and the FCC Decision Date shall have been no later than the first anniversary of the date of this Agreement.

Section 3A.5 Shareholders Agreement

The Amended and Restated Shareholders Agreement of the Company, substantially in the form set forth on Exhibit D hereto, shall have been duly executed by all parties thereto and shall be in full force and effect.

Section 3A.6 Subordinated Convertible Notes and Preferred Stock

In excess of 90% of all outstanding convertible notes and preferred stock of the Company shall have been converted in full into Class C Common Stock of the Company.

Section 3A.7 Opinions of Counsel

The Purchasers shall have received from counsel for the Company, Andrews & Kurth L.L.P., and from FCC counsel to the Company, Skadden, Arps, Slate, Meagher & Flom, L.L.P., legal opinions in form and substance reasonably satisfactory to the Purchasers.

Section 3A.8 Fees and Expenses

All fees and expenses incurred by the Company or any Purchaser in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Purchasers, shall be deducted from the proceeds remitted to the Company on the Subsequent Closing; provided, however, that the total fees and expenses of counsel to the Purchasers shall not exceed $100,000 with respect to the Initial Closing and an amount to be agreed upon by the Company with respect to the Subsequent Closing. The fees for the applicable Purchasers’ HSR Act filings shall be paid by the Company at the time of such filings.

Section 3A.9 Debt Reduction

Immediately prior to the Subsequent Closing, total outstanding indebtedness for funded debt or available borrowings to the Company, not including the Notes issued at the Initial Closing, shall not exceed $114 million, including debt evidenced by loans from the FCC and Lucent Technologies, Inc., and all documentation governing or evidencing such indebtedness and any collateral therefor shall be acceptable to each Purchaser in its sole and absolute discretion.

Section 3A.10 Material Adverse Change

In the sole and absolute judgment of each Purchaser, there shall have occurred no material and adverse change in the business, finances or prospects of the Company, or in the conditions or prospects of the PCS market in any of the Company’s BTAs.

Section 3A.11 Documents

The Company shall have executed and/or delivered to the Purchasers (or shall have caused to be executed and delivered to the Purchasers by the appropriate persons) the following:

(a) Certificates representing the Preferred Stock;

(b) Certified copies of resolutions of the Board of Directors (and, where necessary, the stockholders) of the Company authorizing the execution and delivery of this Agreement, the Stockholders Agreement, the Certificate of Designations relating to the Preferred Stock, the issuance of the Preferred Stock and the Notes, and upon conversion of the Preferred Stock, the issuance of Class C Common Stock;

(c) A copy of the amended certificate of incorporation of the Company, including the Certificate of Designations relating to the Preferred Stock, certified as of a recent date by the Secretary of State of the State of Delaware;

(d) A copy of the amended by-laws of the Company certified by the Company’s Secretary;

(e) Certificates issued by the Secretary of State of the State of Delaware and such states in which the Company is qualified as a foreign corporation, certifying that the Company is in good standing in their respective states;

(f) Certificates issued by the Secretary of State of such states in which the subsidiaries of the Company are incorporated, certifying that each of such subsidiaries is in good standing in such states; and

(g) Such other supporting documents and certificates as the Purchasers may reasonably request.

Section 3A.12 Certificate of Compliance

The Company shall have delivered to the Purchasers an officer’s certificate certifying that all of the foregoing conditions have been satisfied, and which shall meet the representations and warranties set forth in Section 4.7 below.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to, and covenants and agrees with, the Purchasers as follows:

Section 4.1 Organization; Power and Authority

The Company and each subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to conduct business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, have a Material Adverse Effect. The Company and each subsidiary has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Notes and the Preferred Stock and to perform the provisions hereof and thereof. The copies of the certificate of incorporation and by-laws of the Company and each of its Subsidiaries, each as amended to date, which have been furnished to counsel for the Purchasers, are correct and complete at the date hereof. Neither the Company nor any of its Subsidiaries is in violation of any term of its certificate of incorporation or by-laws or any material agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or any of its Subsidiaries, except for violations which, singly or in the aggregate, would not have a Material Adverse Effect.

Section 4.2 Authorization

Each of the Transaction Documents, at the time of execution and delivery of such document and at the Initial Closing and Subsequent Closing, as applicable, shall have been duly authorized by all necessary action on the part of the Company, and, assuming the due authorization, execution and delivery of each Transaction Document by each of the other parties thereto, each of the Transaction Documents shall constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) to the extent that rights to indemnification and contribution may be limited by the federal or state securities laws or public policy relating thereto. Other than as may be required under the Hart/Scott/Rodino Antitrust Improvement Act, as amended, and Regulation D under the Securities Act (which filing shall be made by the Company in accordance therewith), no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority including, without limitation, the FCC, is required of the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.3 Organization and Ownership of Shares of Subsidiaries

Schedule 2 sets forth a complete and accurate list of all Subsidiaries of the Company and the jurisdiction of organization of each. Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified to conduct business as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Section 4.4 Compliance with Laws, Other Instruments, etc

The execution, delivery and performance by the Company of this Agreement, after taking into account the use of the proceeds thereof, will not (a) conflict with or result in any default under any material agreement, contract, obligation or commitment of the Company or any of its Subsidiaries or any charter or by-law provision or corporate restriction of the Company or any of its Subsidiaries; (b) result in the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Company or any of its Subsidiaries; or (c) violate any material instrument, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party.

Except as disclosed in Schedule 4.4 each of the Company and its Subsidiaries has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as it is presently conducted by the Company and each of its Subsidiaries except where the failure to possess such rights and privileges would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation, in any material respect, of any law, regulation, authorization or order of any public authority and the Company and each of its Subsidiaries is in compliance, in all material respects, with all federal, state and local laws and regulations (including all applicable environmental laws and regulations) relating to its business as presently conducted, except as disclosed in Schedule 4.4. None of the Company, any of its Subsidiaries or any of their respective affiliates has been: (a) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (b) subject to any order, judgment, or decree (not subsequently reversed, suspended or vacated) of any court of competent jurisdiction permanently or temporarily enjoining it or him from, or otherwise imposing limits or conditions on his, engaging in any securities, investment advisory, banking, insurance or other type of business or acting as an officer or director of a public company; or (c) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state commodities, securities or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

Section 4.5 Litigation

Except as disclosed in Schedule 4.5 there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could have a Material Adverse Effect on the Company or on the power and ability of the Company to perform its obligations under any Transaction Document, or to consummate the transactions contemplated hereby and thereby.

Section 4.6 Non-Registration

Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or Preferred Stock to the registration requirements of Section 5 of the Securities Act.

Section 4.7 Capitalization of the Company

(a) The authorized capital stock of the Company and each Subsidiary is set forth on Schedule 4.7. All securities set forth on Schedule 4.7 will be, as of the Initial Closing and the Subsequent Closing, duly and validly issued, outstanding, fully paid and nonassessable. Neither the Company nor any of its Subsidiaries has issued any other shares of its capital stock and, except as set forth on Schedule 4.7, there are no outstanding warrants, options or other rights to purchase or acquire any of such shares, nor any outstanding securities convertible into such shares or outstanding warrants, options or other rights to acquire any such convertible securities. After giving effect to the Initial Closing and the Subsequent Closing and assuming the accuracy of the Purchaser representations set forth herein, all of the outstanding shares of capital stock of the Company will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws not subject to preemptive rights in favor of any Person and will not result in the issuance of additional shares of capital stock of the Company or the triggering of any antidilution or similar rights contained in any agreement to which the Company is a party. The Preferred Stock has been duly and validly authorized and, when delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The pro-forma capitalization of the Company immediately following the Initial Closing and the Subsequent Closing is set forth in Section 4.7, subject to the assumptions included therein. The Company has authorized and reserved for issuance upon conversion of the Preferred Stock sufficient shares of its Class C Common Stock, and the shares issuable upon such conversion will be, when issued in accordance with the charter of the Company, duly and validly authorized and issued, fully paid and nonassessable.

Except as set forth on Schedule 4.7 or pursuant to the Stockholders Agreement or the Company’s charter, there are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of the Company’s capital stock. Except as set forth on Schedule 4.7, no officer, director or employee of the Company or any other person or entity has, claims to have or has any right to claim to have any interest in the Company’s capital stock. Except as disclosed in Schedule 4.7, there are no restrictions on the transfer of the Company’s capital stock other than those arising from federal and state securities laws, FCC rules or pursuant to the Stockholders Agreement. Except as set forth on Schedule 4.7, or pursuant to the Stockholders Agreement, there are no rights, obligations, or restrictions on the voting of any of the Company’s capital stock or the registration of such capital stock for offering to the public pursuant to the Securities Act.

(b) The outstanding shares of the capital stock, before giving effect to the transactions contemplated by this Agreement, are held of record and beneficially by the persons identified in Schedule 4.7 in the amounts indicated therein.

(c) Other than the Subsidiaries, the Company does not own or have any direct or indirect interest in, a loan or advance to (other than trade receivables incurred in the ordinary course of business), or control over any corporation, partnership, joint venture or other entity of any kind. The record and beneficial ownership of all outstanding securities of such Subsidiaries is as set forth on Schedule 4.7.

Section 4.8 Financial Statements

Attached as Schedule 4.8 are the following financial statements of the Company, all of which statements (including the footnotes and schedules thereto and subject to normal year-end adjustments with respect to the statements referred to in clause (b) below) were prepared in accordance with GAAP as in effect for the period of each such statement, fairly present in all material respects the financial condition of the Company and each of its Subsidiaries on the dates of such statements and the results of their operations and cash flows for the periods covered thereby and are true and complete: (a) unaudited consolidated balance sheets, consolidated statements of income, retained earnings and cash flow for period ended March 31, 2000; and (b) audited consolidated balance sheet of the Company as of December 31, 1999 and December 31, 1998, and the related consolidated statements of income, retained earnings, cash flow for the fiscal years then ended (the financial statements referred to in this clause (b) are herein referred to as the “Audited Financial Statements,” and the financial statements referred to in this clause (b) and clause (a) are hereafter collectively referred to as the “Financial Statements”).

Section 4.9 Absence of Undisclosed Liabilities

Except as and to the extent (i) disclosed in Schedule 4.9, (ii) incurred as a result of or arising out of the transactions contemplated under this Agreement or (iii) incurred since the date of the latest Audited Financial Statements in the ordinary course of business, neither the Company nor any of its Subsidiaries has any material liability or liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted.

Section 4.10 Absence of Certain Developments

Except as disclosed in Schedule 4.10, since December 31, 1999 there has been (i) no material adverse change in the condition (financial or otherwise) of the Company or in the assets, liabilities, business or prospects of the Company, (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to, or any direct or indirect redemption or acquisition of, any of the capital stock of the Company or any of its Subsidiaries, (iii) no waiver of any valuable right of the Company or any of its Subsidiaries or cancellation of any material debt or claim held by the Company or any of its Subsidiaries, (iv) no loan by the Company or any of its Subsidiaries to any officer, director, employee or stockholder of the Company or any of its Subsidiaries, or affiliates of any of the foregoing or any agreement or commitment therefor, (v) no compensation paid or payable to any non-employee stockholder or any material increase in the compensation paid or payable to any officer, director, employee or agent of the Company or any of its Subsidiaries, (vi) no material loss, destruction or damage to any property of the Company or any of its Subsidiaries, whether or not insured, (vii) no material labor dispute involving the Company or any of its Subsidiaries and no material change in the personnel of the Company or any of its Subsidiaries or the terms and conditions of their employment, (viii) no acquisition or disposition of any assets (or any contract or arrangement therefor) except in the ordinary course of business nor any other transaction by the Company or any of its Subsidiaries otherwise than for fair value in the ordinary course of business, (ix) no change in accounting methods or practices of the Company or any of its Subsidiaries, (x) no loss, or any development that is expected to result in a loss, of any significant supplier, customer, distributor or account of the Company or any of its Subsidiaries (other than the completion in the ordinary course of business of specific projects for customers), and (xi) no amendment or termination of any contract or agreement to which the Company is a party or by which it is bound which has had a Material Adverse Effect.

Section 4.11 Title to Properties

Schedule 4.11 sets forth the addresses and uses of all real property that the Company and its Subsidiaries own, lease or sublease. Each of the Company and its Subsidiaries has good and marketable title to or a valid leasehold interest in all of its properties and assets, real or personal, tangible or intangible, free and clear of all liens, restrictions or encumbrances, except as disclosed in Schedule 4.11, and such properties and assets constitute all of the assets currently used in the conduct of the Company’s and its Subsidiaries’ business. All machinery and equipment included in such properties which is necessary to the business of the Company and each of its Subsidiaries is in good condition and repair in all material respects (ordinary wear and tear excepted) and all leases of real or personal property to which the Company and each of its Subsidiaries is a party are in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of any material zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of its owned or leased properties, except for violations which, singly or in the aggregate, would not have a Material Adverse Effect, nor has the Company or any of its Subsidiaries received any written notice of violation with which it has not complied in all material respects.

Section 4.12 Tax Matters

Except as set forth in Schedule 4.12 attached hereto:

(a) The Company and each of its Subsidiaries have paid or caused to be paid all federal, state, local, foreign, and other taxes, including without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, franchise taxes, employment and payroll-related taxes, withholding taxes, transfer taxes, and all deficiencies, or other additions to tax, interest, fines and penalties owed by them (collectively, “Taxes”), required to be paid by them through the date hereof whether disputed or not. All Taxes and other assessments and levies which the Company and each of its Subsidiaries is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities. Except as set forth on Schedule 4.12, the Company and each of its Subsidiaries have, in accordance with applicable law, timely and properly filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, all such returns correctly and accurately set forth in all material respects the amount of any Taxes relating to the applicable period and any deductions from, or credits against any Taxes or taxable income relating to such returns are valid and proper items of deduction or credit.

(b) Neither the Internal Revenue Service (“IRS”) nor any other Governmental Authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company or any of its Subsidiaries any deficiency or claim for additional Taxes. Except as set forth on Schedule 4.12, no claim has been made in writing since December 31, 1997 by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file reports and returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes. Neither the Company nor any of its Subsidiaries is currently a party or subject to or bound by a closing agreement pursuant to Section 7121 of the Internal Revenue Code of 1986, as amended (the “Code”). Neither the Company nor any of its Subsidiaries is or ever has been a “personal holding company” as defined under Section 541 of the Code. There has not been any audit of any Tax return filed by the Company or any of its Subsidiaries for any period ending on or after December 31, 1997, no such audit is in progress, and neither the Company nor any of its Subsidiaries has been notified by any tax authority that any such audit is contemplated or pending. Except as set forth on Schedule 4.12, no extension of time with respect to any date on which a Tax return was or is to be filed by the Company or any of its Subsidiaries is in force, and no waiver or agreement by the Company or any of its Subsidiaries, is in force for the extension of time for the assessment or payment of any Taxes. Neither the Company nor any of its Subsidiaries is or has ever been a member of an affiliated group filing a consolidated federal income tax return. Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any other person or entity under Treasury Regulations § 1.1502.6 (or any similar provision of foreign, state or local laws) or otherwise.

(c) For purposes of this Agreement, all references to Sections of the Code shall include any predecessor provisions to such Sections.

Section 4.13 Contracts and Commitments

Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries is a party to any: (1) customer contract, obligation or commitment (whether written or oral) which involves an unfulfilled obligation to provide goods or services valued in excess of $100,000 to any other party; (2) contract, obligation or commitment (whether written or oral) involving an obligation to make payments in excess of $100,000 to any other party; (3) exclusive license agreements; (4) employment contracts; (5) stock redemption or purchase agreements; (6) loan agreements; (7) capital lease or other financing agreements; (8) agreements with any officers, directors, or stockholders of the Company or any of its Subsidiaries or persons or organizations related to or affiliated with the Company or any of its Subsidiaries; (9) leases; (10) powers of attorney; (11) pension, profit-sharing, retirement or stock option plans; or (12) other material contract not executed in the ordinary course. All such contracts, agreements, leases and instruments, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, are valid and in full force and effect and constitute legal, valid and binding obligations of the Company or its Subsidiaries and are enforceable in accordance with their respective terms except as such enforceability may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) to the extent that rights to indemnification and contribution may be limited by the federal or state securities laws or public policy relating thereto. Except for the express terms of such agreements, there is no basis for the termination, expiration or modification of any such agreements within one year from the date hereof, which termination, expiration or modification would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default under any contract, obligation or commitment set forth on Schedule 4.13, and to the Company’s knowledge, there is no state of facts which upon notice or lapse of time or both would constitute such a default, except for defaults which, singly or in the aggregate, are not likely to result in a Material Adverse Effect.

Section 4.14 Environmental Matters

(a) To the knowledge of the Company, none of the Company, any of its Subsidiaries, their respective employees and agents or any other person has ever caused any Hazardous Material (as defined below) to be spilled, placed, held, located or disposed of on, under, or about, any of the premises owned or leased by the Company or any of its Subsidiaries (the “Premises”), or from the Premises into the atmosphere, any body of water, any wetlands, or on any other real property nor to the Company’s knowledge, does any Hazardous Material exist on, under or about the Premises other than as disclosed on Schedule 4.14, or in respect of Hazardous Material used or disposed of in compliance with law. The Premises have never been used (whether by the Company or any of its Subsidiaries or, to the knowledge of the Company, by any other person) as a treatment, storage or disposal (whether permanent or temporary) site for any Hazardous Waste as defined in 42 U.S.C.A. §6901, et seq. (the Resource Recovery and Conservation Act). Neither the Company nor any of its Subsidiaries has received any notice of violation, lien or other notice issued by any governmental agency with respect to the environmental condition of the Premises, any other property owned or occupied by the Company or any of its Subsidiaries, or any other property which was included in the property description of the Premises or such other real property within the preceding three years except as disclosed in Schedule 4.14.

(b) For purposes of this Section 4.14, “Hazardous Material” shall mean any substance or material defined or designated as a hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or other similar term, by any United States federal, state or local environmental statute, regulation or ordinance.

Section 4.15 Affiliate Transactions

Except as set forth in Schedule 4.15 hereto, none of the Company, any of its Subsidiaries, or any director or officer of the Company or any of its Subsidiaries owns, directly or indirectly, on an individual or joint basis, any material interest (for purposes of this Section 4.15 “material interest” shall mean ownership in excess of 1% of the fully diluted shares of common stock of the Company) in, or serves as an officer, director, partner or in another similar capacity of, any competitor or supplier of Company or any of its Subsidiaries, or any organization which has a contract or arrangement with the Company or any of its Subsidiaries. After giving effect to the transactions contemplated hereby, neither the Company nor any of its Subsidiaries shall have any obligation or liability to any stockholder, other than as disclosed herein or in the Schedules hereto.

Section 4.16 Intellectual Property

(a) Set forth in Schedule 4.16 is a list and brief description of all patents, patent rights, patent applications, registered or common law trademarks, trademark applications, service marks, service mark applications, trade names and registered or common law copyrights owned by or registered in the name of the Company or any of its Subsidiaries, or of which the Company or any of its Subsidiaries is a licensor or licensee (other than with respect to “off-the-shelf” software which is generally available to the general public at retail) or in which the Company or any of its Subsidiaries has any right, and in each case a brief description of the nature of such right. Except as set forth on Schedule 4.16, the Company and each of its Subsidiaries owns or possesses exclusive licenses or other rights (other than with respect to “off-the-shelf” software which is generally available to the general public at retail) to use, free and clear of claims or rights of any other person, all patents, patent applications, registered or common law trademarks, trademark applications, registered or common law service marks, service mark applications, trade names, copyrights, manufacturing processes, programming processes and software, algorithms, formulae, trade secrets and know how (collectively, “Intellectual Property”, it being understood that the term “Intellectual Property” does not include the Company’s FCC licenses) necessary to the conduct of its business as presently conducted or as proposed to be conducted. Except as disclosed in Schedule 4.16, all Intellectual Property that is used or incorporated into the Company’s or any of its Subsidiaries’ products or products actively under development and which is proprietary to the Company or such Subsidiary was developed by or for the Company or such Subsidiary by the current or former employees, consultants or independent contractors of the Company or such Subsidiary or its predecessors in interests and is owned exclusively by the Company or such Subsidiary, free and clear of claims or rights of any other person. Neither the Company nor any of its Subsidiaries is aware of any infringement by any other person of any rights of the Company or any of its Subsidiaries under any Intellectual Property. No claim is pending or to the best of the Company’s knowledge threatened against the Company or any of its Subsidiaries nor has the Company received any notice from any third parties, to the effect that any Intellectual Property owned or licensed by the Company or any of its Subsidiaries, or which the Company or any of its, Subsidiaries otherwise has the right to use, or the operation, products or services of the Company or any of its Subsidiaries infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and, to the best knowledge of the Company, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or to the best of the Company’s knowledge threatened against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries received any notice from any third parties, to the effect that any Intellectual Property owned or licensed by the Company or any of its Subsidiaries, or which the Company or any of its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or any of its Subsidiaries, as the case may be, and, to the best knowledge of the Company, there is no basis upon which any such claim (whether or not pending or threatened) should reasonably be anticipated.

(b) All licenses or other agreements under which the Company and its Subsidiaries are granted rights in Intellectual Property (other than with respect to “off-the-shelf” software which is generally available to the general public at retail) are listed in Schedule 4.16. All such licenses or other agreements are in full force and effect, and to the Company’s knowledge, there is no material default by any party thereto, and, except as set forth on Schedule 4.16, all of the rights of the Company and its Subsidiaries thereunder are freely assignable.

(c) All licenses or other agreements under which the Company and its Subsidiaries have granted rights to others in Intellectual Property (including all end user agreements) are listed in Schedule 4.16. All of said licenses or other agreements are in full force and effect, and to the Company’s knowledge, there is no material default by any party thereto.

(d) All material technical information developed by or belonging to the Company or any of its Subsidiaries and which is material to the business of the Company or any of its Subsidiaries which has not been patented or copyrighted has been kept confidential. To the Company’s knowledge, neither the Company nor any of its Subsidiaries is making unlawful use of any Intellectual Property of any other person, including without limitation any former employer of any past or present employees of the Company or any of its Subsidiaries. Except as disclosed in Schedule 4.16, to the Company’s knowledge, neither the Company nor any of its Subsidiaries nor any of their respective employees, officers or consultants has any agreements or arrangements with former employers of such employees, officers or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee’s or consultant’s duties for the Company or any of its Subsidiaries or results in any former employers of such employees and consultants having any rights in, or claims on, the Company’s or such Subsidiary’s Intellectual Property. To the Company’s knowledge, the activities of the Company’s and its Subsidiaries’ employees, officers and consultants do not violate any agreements or arrangements which any such employees have with former employers. Each of the Company and its Subsidiaries has taken commercially reasonable steps required to establish and preserve its ownership of all of the Intellectual Property.

(e) Without limitation of any of the foregoing and except as otherwise expressly disclosed in Schedule 4.16 hereto: (i) each of the Company and its Subsidiaries has taken reasonable security measures to guard against unauthorized disclosure or use of any of the Intellectual Property; and (ii) neither the Company nor any of its Subsidiaries is aware that any person (including without limitation any former employee of the Company) has unauthorized possession of any of the Intellectual Property, or any part thereof, or that any person has obtained unauthorized access to any of the Intellectual Property.

(f) Notwithstanding the foregoing, except as set forth on Schedule 4.16, the Company does not have, and shall not have, any liability as a result of a breach of a representation, warranty or covenant relating to Year 2000 compliance contained in any agreement with a third party entered into on or before the Closing Date.

Section 4.17 Employee Benefit Plans

(a) Schedule 4.17 sets forth a list of every Employee Program (as defined below) that has been maintained (as such term is further defined below) by the Company or any of its Subsidiaries at any time during the three-year period ending on the Initial Closing.

(b) Each Employee Program which has ever been maintained by the Company or any of its Subsidiaries and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section and has been continuously qualified under the applicable section of the Code since the effective date of such Employee Program. No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

(c) Each Employee Program which has ever been maintained by the Company or any of its Subsidiaries has been maintained in all material respects in compliance with all applicable laws. With respect to any Employee Program ever maintained by the Company or any of its Subsidiaries, no “prohibited transaction,” as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (for which there exists neither a statutory nor regulatory exemption), has occurred which could result, directly or indirectly (including, without limitation, through any obligation of indemnification or contribution), in any material taxes, penalties or other liability to the Company or any of its Subsidiaries or any of their Affiliates (as defined below). No officer, director or employee of the Company or any of its Subsidiaries has committed a material breach of any fiduciary duty imposed under by Title I of ERISA with respect to any Employee Program maintained by the Company or any of its Subsidiaries within the six years preceding the Closing Date. No litigation, arbitration, or governmental administrative proceeding (or known investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the best knowledge of the Company, threatened with respect to any such Employee Program.

(d) None of the Company, any of its Subsidiaries, or any Affiliate has incurred any liability under Title IV of ERISA which has not been paid in full prior to the Closing. There has been no “accumulated funding deficiency” (whether or not waived) with respect to any Employee Program ever maintained by the Company, any of its Subsidiaries, or any Affiliate and subject to Code Section 412 or ERISA Section 302. With respect to any Employee Program maintained by the Company, any of its Subsidiaries, or any Affiliate and subject to Title IV of ERISA, there has been no (nor will there be any as a result of the transactions contemplated by this Agreement) (i) “reportable event,” within the meaning of ERISA Section 4043 or the regulations thereunder, for which the notice requirement is not waived by the regulations thereunder, or (ii) event or condition which presents a material risk of a plan termination or any other event that may cause the Company, any of its Subsidiaries, or any Affiliate to incur liability or have a lien imposed on its assets under Title IV of ERISA. Except as described in Schedule 4.17 attached hereto, no Employee Program maintained by the Company, any of its Subsidiaries, or any Affiliate and subject to Title IV of ERISA (other than a Multiemployer Plan) has any “unfunded benefit liabilities” within the meaning of ERISA Section 4001(a)(18), as of the Closing Date. None of the Company, any of its Subsidiaries, or any Affiliate has ever maintained a Multiemployer Plan.

(e) For purposes of this Section 4.17:

(i) “Employee Program” means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; and (B) all stock or cash option plans, restricted stock plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans and benefit agreements not described in (A) above. In the case of an Employee Program funded through an organization described in Code Section 501(c)(9), each reference to such Employee Program shall include a reference to such organization.

(ii) An entity “maintains” an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program.

(iii) An entity is an “Affiliate” of the Company or any of its Subsidiaries if it would have ever been considered a single employer with the Company or such Subsidiary under ERISA Section 4001(b) or part of the same “controlled group” as the Company or such Subsidiary for purposes of ERISA Section 302(d)(8)(C).

(iv) “Multiemployer Plan” means a (pension or non-pension) employee benefit plan to which more than one employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

Section 4.18 Employee and Labor Matters

Neither the Company nor any of its Subsidiaries is delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Neither the Company nor any of its Subsidiaries has any policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment, except as set forth in Schedule 4.18. All of the Company’s and its Subsidiaries’ programs and/or arrangements in connection with the payment of commissions are described in Schedule 4.18. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labor practices, nor are there any strikes, slowdowns, stoppages of work, or any other concerted interference with normal operations which are existing, pending or to the Company’s knowledge threatened against or involving the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has received any notice indicating that any of its employment policies or practices is currently being audited or investigated by any federal, state or local government agency. To the Company’s knowledge, the Company and each of its Subsidiaries is, and has at all times been, in compliance with the requirements of the Immigration Reform Control Act of 1986. Schedule 4.18 sets forth a complete list of each officer, employee, salesperson and consultant who received or is scheduled to receive total remuneration from the Company and each of its Subsidiaries in excess of $100,000 for the calendar year ended December 31, 2000.

Section 4.19 Brokers’ and Finders’ Fees

Except with respect to Chase Securities, Inc., the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this agreement or any transaction contemplated hereby.

Section 4.20 Insurance

Schedule 4.20 lists all insurance policies and fidelity bonds currently in effect covering the assets, the business, equipment, properties, operations, employees, officers and directors of the Company. There is no claim by the Company pending under any of such policies or bonds as to which the Company has received actual notice that coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). To the knowledge of the Company, there is no threatened termination of, or premium increase with respect to, any of such policies. To the Company’s knowledge, all such policies are underwritten by financially sound and reputable insurers, are sufficient for all applicable legal requirements and otherwise are in compliance with the criteria set forth in Section 7.6 hereof.

Section 4.21 Private Sale

The Company has not, either directly or through any agent, offered any Preferred Stock on Notes or any other securities to, or solicited any offers to acquire any Preferred Stock or Notes or any other securities from, or otherwise approached, negotiated or communicated in respect of any Preferred Stock or Notes or any other securities with, any Person in such a manner as to require that the offer or sale of the Preferred Stock or Notes or any such other securities be registered pursuant to the Securities Act or any “blue sky” laws.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser severally (and not jointly) represents and warrants to, and covenants and agrees with, the Company as follows:

Section 5.1 Purchase for Investment

Such Purchaser is purchasing the Preferred Stock, the Notes and the shares of Class C Common Stock issuable upon conversion of the Preferred Stock for its own account, for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Notwithstanding the foregoing, the parties hereto acknowledge that J. H. Whitney IV, L.P. shall acquire a portion of the Preferred Stock, the Notes and the shares of Class C Common Stock issuable upon conversion of the Preferred Stock in its capacity as nominee for Whitney Strategic Partners IV, L.P., an affiliated investment fund with the same general partner entity as J.H. Whitney IV, L.P.

Section 5.2 Unregistered Securities; Legend

Such Purchaser understands that the shares of Preferred Stock, the Notes and the shares of Class C Common Stock issuable upon conversion of the Preferred Stock to be issued pursuant to this Agreement have not been registered under the Securities Act and will be issued in reliance upon an exemption from the registration requirements thereof. Such Purchaser acknowledges that the Preferred Stock and the Notes, and the certificates representing the shares of Class C Common Stock issuable upon conversion of the Preferred Stock, shall each bear a restrictive legend substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JULY 17, 2000, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Section 5.3 Power and Authority; Due Authorization

Such Purchaser has the full power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement has been duly authorized by all necessary action on the part of such Purchaser, has been validly executed by such Purchaser and constitutes a legal, valid, and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) to the extent that rights to indemnification and contribution may be limited by the federal or state securities laws or public policy relating thereto.

Section 5.4 Accredited Investor

Such Purchaser is an Accredited Investor.

ARTICLE VI

PAYMENTS, ETC.

Section 6.1 Place of Payment

The Company will pay all sums payable to Purchasers as contemplated by the terms of the Preferred Stock and the Notes by check or wire transfer of immediately available funds, which, if by check, shall be mailed to the address specified for such purpose below the Purchasers’ names in Schedule 1, or by such other method or at such other address as the Purchasers shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of the Preferred Stock or Notes or the making of any notation thereon, except that upon written request of the Company made in connection with the payment or prepayment in full of the Preferred Stock or Notes, the Purchasers shall surrender such Preferred Stock or Notes, as the case may be, for cancellation, promptly after any such request, to the Company at its principal executive office.

Section 6.2 Payments Due on Non-Business Days

Anything in this Agreement, the Preferred Stock or the Notes to the contrary notwithstanding, any payment of principal of or interest or dividends on the Preferred Stock or the Notes that is due on a date other than a Business Day shall be made on the next succeeding Business Day including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

Section 6.3 Optional Prepayments of Notes

At any time, after the Initial Closing, the Company may, at its option, upon notice as provided below, prepay all, or from time to time, any part of, the Notes. In the event of an optional prepayment by the Company, all Notes shall be treated alike such that prepayment in full shall mean the prepayment of all of the Notes then outstanding and a partial prepayment shall be applied pro rata to all Notes then outstanding. The Company will give the Purchasers written notice of each optional prepayment under this Section 6.3 not less than 30 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Notwithstanding any election by the Company to prepay the Notes, the Holders thereof may, on or before the close of business on the Business Day prior to the date set for prepayment in the prepayment notice, elect to convert the Notes pursuant to their terms.

Section 6.4 Dividends on Preferred Stock

The method of declaring and paying dividends on the Preferred Stock shall be as set forth in Section 2 of the Certificate of Designations.

ARTICLE VII

COVENANTS OF THE COMPANY

The Company covenants with the Purchasers as follows:

Section 7.1 Corporate Existence; Conduct of Business

The Company and its Subsidiaries will continue to engage principally in the business now conducted or proposed to be conducted by the Company and its Subsidiaries. The Company will keep in full force and effect its corporate existence and all intellectual property rights useful in its business (except such rights as the Board of Directors has reasonably determined are not material to the Company’s continuing operations).

Section 7.2 Payment of Obligations

The Company and each Subsidiary shall duly and punctually pay the principal of and interest on the Notes and all of its other indebtedness on the dates and in the manner provided in the Notes or by the terms of such other indebtedness as such terms may be amended, modified or waived from time to time by the parties thereto, as applicable.

Section 7.3 Information

Prior to the Subsequent Closing, the Company shall deliver to each Purchaser all information, reports and other materials currently being provided to Lucent Technologies. Following the Subsequent Closing, the Company will maintain a comparative system of accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to the Purchasers the following reports: (a) within 105 days after the end of each fiscal year, commencing with the calendar year 2000, a copy of the consolidated balance sheet of the Company as at the end of such year, together with a consolidated statement of income and retained earnings of the Company for such year, audited and certified by independent public accountants of recognized national standing reasonably satisfactory to the Purchasers, prepared in accordance GAAP; (b) within 45 days after the end of each of the first three fiscal quarter commencing with the quarter ending June 30, 2000, a consolidated unaudited balance sheet of the Company as at the end of such quarter and a consolidated unaudited statement of income and retained earnings for the Company for such quarter and for the year to date, each of the foregoing balance sheets and statements of income and retained earnings to set forth in comparative form the corresponding figures of (or, in the case of the balance sheet, as of the end of) the prior fiscal period; (c) copies of any and all filings made by the Company with the Securities and Exchange Commission, and (d) so long as the Notes are outstanding, such other financial information as the holders of not less than 66% of the original aggregate principal balance of the Notes then held by the Purchasers reasonably request in writing. The Company immediately shall provide to each Holder of Notes or Preferred Stock written notice of any default or Event of Default under the Notes or any other indebtedness of the Company, disregarding any applicable cure periods or any cure which may occur after the occurrence of such default.

Section 7.4 Use of Proceeds

The Company shall use the proceeds from the sale of the Notes and Preferred Stock to partially finance the construction of the Company’s PCS network and for working capital and other general corporate purposes.

Section 7.5 Payment of Taxes, Compliance with Laws, etc.

The Company and each of its Subsidiaries will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company and each of its Subsidiaries shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by the Company or the relevant Subsidiary in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company and each of its Subsidiaries will comply in all material respects with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any securities, and all FCC regulations applicable to the Company or any Subsidiary, except those that are superseded by or conflict with applicable court orders or rulings.

Section 7.6 Insurance

The Company and each of its Subsidiaries will keep its insurable properties insured, upon reasonable business terms, by insurers that to the Company’s knowledge are financially sound and reputable, against liability, and the perils of casualty, fire and extended coverage in amounts of coverage at least equal to those customarily maintained by companies in the same or similar business as the Company and each of its Subsidiaries. The Company and each of its Subsidiaries will also maintain with such insurers insurance against other hazards and risks and liability to persons and property, including, without limitation, directors and officers insurance covering all directors, to the extent and in the manner customary for companies engaged in the same or similar business, and providing coverage for the duration of such person’s tenure as a director and for at least for three years following the date each such person ceases to serve as a director.

Section 7.7 Maintenance of Properties

The Company and each of its Subsidiaries will maintain all properties used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, as reasonably necessary to permit such business to be properly and advantageously conducted.

Section 7.8 Stockholders Agreement

The Company will diligently enforce all of its rights, and comply with its obligations, under the Stockholders Agreement. The Company will not effect any transfer of any of the outstanding capital stock of the Company on the stock record books of the Company unless such transfer is made in accordance with the terms of the Stockholders Agreement.

Section 7.9 Reservation of Shares

The Company will at all times reserve for issuance (i) shares of Class C Common Stock sufficient to permit full conversion of all outstanding shares of the Preferred Stock, Series C Preferred Stock and Class B Common Stock in accordance with their respective terms, and (ii) shares of Preferred Stock sufficient to permit full conversion of all outstanding Notes in accordance with their terms.

Section 7.10 Board of Directors

The Company will take no action to increase the size of the board of directors or decrease the number of directors which the holders of Preferred Stock are entitled to nominate.

Section 7.11 Diligent Prosecution; Litigation

The Company and each of its Subsidiaries will take all commercially reasonable actions necessary or advisable to diligently prosecute the Company’s existing FCC Litigation, defend its FCC licenses and otherwise protect all of its other property rights, tangible or intangible. The Company shall promptly notify each Purchaser of any appeal that may be filed by any party to the decision to be rendered by the U.S. Court of Appeals for the 5th Circuit in respect of the Company’s existing FCC Litigation.

Section 7.12 Inspection

Upon reasonable notice to the Company, each Purchaser which holds at least 2% of the Company’s capital stock on a fully diluted basis shall be permitted to inspect and review all of the Company’s properties, facilities, books and records, and, at such Purchaser’s expense, to make such reasonable number of copies of such books and records as any Purchaser may reasonably request. Upon reasonable notice to the Company and without disrupting its normal conduct of business unreasonably, the Company shall make available to each such Purchaser appropriate members of management for the purpose of discussing the business, finances, prospects and affairs of the Company; provided, however, that no such inspection, examination or inquiry, the failure to conduct same, nor any knowledge of any Purchaser, including without limitation, any knowledge obtained by such Purchaser in connection with any such inspection, investigation or inquiry, shall constitute a waiver of any rights such Purchaser may have under any representations, warranty, covenant, term or agreement under this Agreement, the Notes, the Stockholders Agreement or any other document contemplated hereby or thereby. Notwithstanding the foregoing, no more than one inspection pursuant to this Section 7.12 shall occur during any calendar quarter.

Section 7.13 Temporary Limitation on Issuance of Equity Securities

Until and including the Commitment Determination Date, the Company shall not issue securities representing equity in the Company, or securities convertible into or giving right to purchase securities representing equity in the Company, without the prior consent of holders of not less than 66% of the original aggregate principal balance of the Notes then held by the Purchasers.

ARTICLE VIII

TRANSFER AND EXCHANGE

Section 8.1 Limited Restrictions on Transfer

Subject to the provisions of Sections 5.2, this Section 8.1, the Stockholders Agreement, and applicable law and FCC rules, each Purchaser may transfer Notes, any portion thereof in integral multiples of $1,000, or shares of Preferred Stock without restrictions; provided, however, that Purchasers shall not transfer Notes or shares of Preferred Stock to any applicant for or licensee of an FCC Commercial or Private Mobile Radio Service (as the terms are defined from time to time by the FCC) license within the geographical area covered by the Company’s FCC Mobile Radio Service licenses, without the written consent of the Company, if as a result of such transfer the transferee would obtain the right to nominate or elect a member of the Board of Directors. As a condition to any transfer, the Company may require such certificates or opinions as it reasonably deems necessary to ensure compliance with the Securities Act and applicable state securities laws.

Section 8.2 Registration of Securities

The Company shall keep at its principal executive office a register (the “Securities Register”) for the registration, registration of transfers and conversion of the shares of Preferred Stock and Notes. The name and address of each Holder of one or more Notes or shares of Preferred Stock, each transfer thereof and the name and address of each transferee of one or more Notes or shares of Preferred Stock shall be registered in such Securities Register. Prior to due presentment for registration of transfer the Person in whose name any Notes or shares of Preferred Stock shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder of Preferred Stock or Notes promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders of Notes and shares of Preferred Stock.

Section 8.3 Transfer and Exchange

Upon surrender of any Notes or certificates representing shares of Preferred Stock at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder of such Note or stock certificate or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or stock certificate or part thereof), the Company shall execute and deliver, at the Company’s expense, one or more new Notes or stock certificates, as applicable (as requested by the Holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note, or for the aggregate number of shares of Preferred Stock represented by the surrendered stock certificate. Each such new Note shall be payable to such Person, and each such new stock certificate shall be issued in the name of such Person, as such Holder may request and shall be substantially in the form specified herein.

As a condition to any transfer, the Company may require such certificates or opinions as it reasonably deems necessary to ensure compliance with the Securities Act and applicable state securities laws.

Section 8.4 Replacement of Notes and Preferred Stock Certificates

Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note or certificate representing shares of Preferred Stock, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Note or Preferred Stock certificate is, or is a nominee for, the original Purchaser, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note or Preferred Stock certificate, as applicable.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Indemnification.

(a) The Company agrees to defend, indemnify, save and hold each Purchaser and its affiliates and its partners, members, stockholders, directors, officers, employees and (parties receiving the benefit of the indemnification agreement herein shall be referred to collectively as “Indemnified Parties” and individually as an “Indemnified Party”) harmless from and against any and all costs, losses, liabilities, damages, lawsuits, deficiencies, claims, taxes and expenses (whether or not arising out of third-party claims), including, as incurred, without limitation, interest, penalties, reasonable attorneys’ fees and all amounts paid in investigation, defense or settlement of any of the foregoing which may be sustained or suffered by any such Indemnified Party (a “Loss” or “Losses”), based upon, arising, out of, resulting from, by reason of or otherwise in respect of or in connection with any inaccuracy in or breach of any representation or warranty made by the Company in any Transaction Document, or any breach of any covenant or agreement made by or on behalf of the Company in any Transaction Document; provided, however, that no Indemnified Party or Parties shall be entitled to indemnification by the Company hereunder with respect to any costs, losses, liabilities, damages, lawsuits, deficiencies, claims, taxes and expenses arising primarily (i) out of or based primarily upon the wilful misconduct, gross negligence or malfeasance (as finally determined by a court of competent jurisdiction) of the Indemnified Party or Parties, or (ii) out of or based upon any untrue statement of a material fact or an omission or alleged omission to state a material fact relating to information provided by or on behalf of the Purchasers or an Indemnified Party or Parties.

(b) If the indemnification provided for in Section 9.1(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then the Company, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or liabilities, in such proportion as is appropriate to reflect the relative fault of the Company and the Indemnified Party in connection with the inaccuracy or breach which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations.

(c) The indemnification and contribution provided for in this Section 9.1 will remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or any officer, director, partner, employee or agent of any Indemnified Party. The provisions of this Section 9.1 are in addition to and shall supplement those set forth in the Stockholders Agreement which shall apply in the case of the registration and sale of Registrable Securities (as defined in the Stockholders Agreement) held by any of the Indemnified Parties registered pursuant to the Stockholders Agreement.

Section 9.2 Notice; Defense of Claims.

(a) Promptly; and in any event no later than ten (10) days, after receipt by an Indemnified Party of notice of any third party or other claim, liability or expense to which the indemnification obligations under Section 9.1 would apply, including in connection with any governmental proceeding, the Indemnified Party shall give notice thereof in writing to the Company, but the omission to so notify the Company promptly will not relieve the Company from any liability except to the extent that the Company shall have been actually prejudiced as a result of the failure or delay in giving such notice. Such notice shall state the information then available regarding the amount and nature of such claim, liability or expense and shall specify the provision or provisions of this Agreement under which the liability or obligation is asserted.

(b) In the case of any third party claim, if within twenty (20) days after receiving the notice described in the preceding paragraph, the Company gives written notice to the Indemnified Party or Parties stating that it intends to defend in good faith against such claim, liability or expense at its own cost and expense, then counsel for the defense shall be selected by the Company (subject to the consent of such Indemnified Party or Parties which consent shall not be unreasonably withheld) and such Indemnified Party or Parties shall not be required to make any payment with respect to such claim, liability or expense as long as the Company is conducting a good faith and diligent defense at its own expense; provided, however, that the assumption of defense of any such matters by the Company shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. The Company shall not settle or agree to settle any such claim, liability or expense or any resulting suit, proceeding or enforcement action without the prior written consent of each Indemnified Party. The Company shall keep such Indemnified Party or Parties reasonably apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such Indemnified Party or Parties with all documents and information that such Indemnified Party or Parties shall reasonably request and shall consult with such Indemnified Party or Parties prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such Indemnified Party or Parties shall at all times have the right to fully participate in such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the Company and the Indemnified Party or Parties and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the expense of separate counsel for such Indemnified Party or Parties shall be paid by the Company provided, further, that the counsel for the Indemnified Party or Parties must be reasonably acceptable to the Company and the Indemnified Party or Parties as to quality and cost, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Party or Parties. If no such notice of intent to dispute and defend is given by the Company, or if such diligent good faith defense is not being or ceases to be conducted, such Indemnified Party or Parties shall, at the expense of the Company, undertake the defense of (with counsel selected by such Indemnified Party or Parties), and shall have the right to compromise or settle, such claim, liability or expense with the consent of the Company, which will not be unreasonably withheld; provided, however, if such consent is requested and the Company does not respond within ten (10) business days, the Company shall be deemed to have consented. If such claim, liability or expense is one that by its nature cannot be defended solely by the Company, then the Indemnified Party or Parties shall make available all information and assistance that Company may reasonably request and shall cooperate with the Company in such defense.

Section 9.3 Survival of Representations and Warranties

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes and Preferred Stock, the purchase or transfer of any Preferred Stock and Note or portion thereof or interest therein and the payment of any amounts under the Notes or Preferred Stock, and may be relied upon by any subsequent Holder of Preferred Stock or Notes, regardless of any investigation made at any time by or on behalf of the Purchasers or any other Holder of Preferred Stock or Notes. All representations and warranties contained herein shall expire on the second anniversary of the Subsequent Closing. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.

Section 9.4 Amendment and Waiver

Provisions of this Agreement relating to the Notes, and of the Notes, may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders of the Notes; and provisions of this Agreement relating to the Preferred Stock, and of the Certificate of Designations, may be amended, and the observance of any term hereof or of the Certificate of Designations may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders of the Preferred Stock, except that no such amendment or waiver may, without the written consent of the holders of 66% of the shares of Preferred Stock and/or Note at the time outstanding affected thereby, (a) with respect to the Notes only, and subject to the provisions thereof relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal to, reduce the rate or change the time of payment or method of computation of interest on, or extend the maturity date of, the Notes or (b) change the definition of Required Holders. Any amendment or waiver consented to as provided in this Section 9.4 applies equally to all Holders of Notes or Preferred Stock and is binding upon them and upon each future Holder of any Notes or Preferred Stock and upon the Company without regard to whether such Notes or Preferred Stock have been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the Holder of any Notes or Preferred Stock nor any delay in exercising any rights hereunder or under any Notes or Preferred Stock shall operate as a waiver of any rights of any Holder of such Notes or Preferred Stock.

Section 9.5 Notices

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent as follows:

If to the Purchasers:

To the respective addresses set forth in Schedule 1.

With a copy to:

Mayer, Brown & Platt

1675 Broadway

New York, New York 10019

Attention: Kathleen A. Walsh

Telephone: (212) 506-2553

Telecopy: (212) 262-1910

If to the Company, to:

MetroPCS, Inc.

8144 Walnut Hill Lane

Dallas, Texas 75231

Attention: Dennis G. Spickler

Vice President and Chief Financial Officer

Telephone: (214) 265-2550

Telecopy: (214) 265-2570

With a copy to:

Andrews & Kurth L.L.P.

1717 Main Street, Suite 3700

Dallas, Texas 75201

Attention: Deborah Schrier-Rape

Telephone: (214) 659-4400

Telecopy: (214) 659-4401

Notices under this Section 9.5 will be deemed given only when actually received. Each party may, by notice given hereunder, designate a different address to which subsequent notices and communications shall be sent.

Section 9.6 Successors and Assigns

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder of Notes or Preferred Stock) whether so expressed or not. The Company may not assign its rights or obligations under this Agreement or the Notes without the express written consent of the Required Holders.

Section 9.7 Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.8 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 9.9 Jury Waiver

THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.10 Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 9.11 Final Agreement of the Parties

THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 9.12 Further Assurances

Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Agreement fully and effectively and to make them binding on the parties hereto.

Section 9.13 Publicity

All public notices to third parties and all publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Company and the Purchasers, and no party shall act unilaterally in this regard without the prior approval of the other parties, such approval not to be unreasonably withheld, except where required by applicable law or regulation.

Section 9.14 Headings.

The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

PURCHASERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	/s/ John S. Ruey

Title:	Manager, Trust Investments, The Americas

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch

RALPH M. BARUCH

By:	/s/ Ralph M. Baruch

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Director

DENNIS A. BOVIN

By:	/s/ Dennis A. Bovin

CCP/METROPCS LLC

By:	By: Chase Capital Investments, L.P., its Managing Member

By:	Chase Capital Partners, as Investment Manager

By:	/s/ Michael R. Hannon

Title:	Partner

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

RAKESH GUPTA, M.D.

By:	/s/ Rakesh Gupta, M.D.

GEORGE HAMBRECHT

By:	/s/ George Hambrecht

CITIVENTURE PRIVATE PARTICIPATIONS III

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

EVERMORE CORPORATION

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

TRENDLY INVESTMENTS

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

SHIRLEY WONG SHUN YEE

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHEER IDYLL PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

LECKWITH PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

MICHAEL A. WALL

By:	Invesco Private Capital, Inc., his investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

KME VENTURE III, LP

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

DAVID KAPLAN

By:	/s/ David Kaplan

KANE & CO. C/O CHASE MANHATTAN BANK

By:	/s/ Stephanie Kanu

Title:	Partner

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade

Title:	Vice President

DONALD R. MULLEN

By:	/s/ Donald R. Mullen

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis

Title:	General Partner

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	/s/ Steven Rothman

Title:	Secretary

SANI HOLDINGS, LTD.

By:	/s/ I. C. Sani

Title:	President

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

SCULLEY PARTNERS

By:	/s/ John Sculley

Title:	Partner

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess

Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

CURTIS R. WELLING

By:	/s/ Curtis. R. Welling

J. H. WHITNEY & CO.

By:	/s/ Joseph T. McCullen, Jr.

Title:	Managing Director

WINSTON-THAYER PARTNERS

By:	/s/ Marvin P. Bush

Title:	General Partner

ANNEX A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Accredited Investor” has the meaning set forth in Rule 501(a) under Regulation D of the Securities Act.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Class A Common Stock” means the shares of Class A Common Stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of the Company.

“Class C Common Stock” means the shares of Class C Common Stock, par value $0.0001 per share, of the Company.

“Class C Shareholders” means the holders of the Class C Common Stock.

“Common Shares” or “Common Stock” means the Class A Common Stock, Class B Common Stock and Class C Common Stock.

“Company” means Metro PCS, Inc. a Delaware corporation.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Event of Default” is defined in Section 5.1 of the Notes.

1

“FCC” means the Federal Communications Commission.

“FCC Litigation” means the appeal styled, United States of America on behalf of the Federal Communications Commission v. GWI PCS1,Inc. et al., Docket No. 99-11294, pending before the United States Court of Appeals for the Fifth Circuit, and any appeal or petition for writ of certiorari arising therefrom or related thereto.

“Governmental Authority” means the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(iii) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Holder” means, with respect to any share of Preferred Stock or Note, the Person in whose name such Preferred Stock or Note is registered in the Units Register.

“Initial Closing” is defined in Section 2.1 of the Securities Purchase Agreement.

“Initial Public Equity Offering” means a firm commitment underwritten initial sale to the public of common stock of the Company by an underwriter of national standing pursuant to an effective registration statement under the Securities Act (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Company).

“Lucent Agreements” means the Credit Agreement, dated as of August 14, 1998, among the Company, MetroPCS Wireless, Inc. (“MWI”), Lucent Technologies Inc. (“Lucent”) and the lenders party thereto, the Note Purchase Agreement, dated as of August 14, 1998, among the Company, MWI and Lucent, the letter agreement, dated August 14, 1998, among the Company, MWI and Lucent, the Unsecured Creditors’ Credit Agreement, dated as of October 8, 1998, among the Company, Lucent and the lenders party thereto, and any agreements relating to the financing transactions contemplated in the foregoing agreements, as any of all of the above may be amended from time to time, provided that no such amendments (or related agreements) may increase the commitment amounts under such agreements, except for purposes of capitalizing accrued interest.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Securities Purchase Agreement, the Stockholders Agreement and the Series D Preferred Stock or Notes, or (c) the validity or enforceability of the Securities Purchase Agreement, the Stockholders Agreement and the Notes.

2

“Notes” is defined in the first recital of the Securities Purchase Agreement.

“Officer’s Certificate” means a certificate of an officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Purchasers” is defined in the preamble to the Securities Purchase Agreement.

“Qualifying Investor” means a “qualifying investor” as defined by the FCC and shall include Persons identified as qualifying investors in the Company’s applications and filings with the FCC.

“Qualified Public Offering” means an Initial Public Equity Offering which results in gross proceeds to the Company of at least $50 million in the aggregate, and which yields an adjusted equity valuation of two times the liquidation value of the Series D Preferred Stock.

“Required Holders” means, at any time, (a) with respect to Preferred Stock, the Holders of shares of Preferred Stock holding at least 66-2/3% of the aggregate outstanding liquidation preferences of such Preferred Stock, and (b) with respect to Notes, the Holders of at least a majority in principal amount of the Notes at the time outstanding (in either case, exclusive of, Preferred Stock or Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any senior financial officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of July 17, 2000, among the Company, the Company’s Subsidiaries listed therein and the Purchasers listed therein.

“Series D Preferred Stock” means the shares of Series D Convertible Preferred Stock, par value $0.01 per share, of the Company.

“Stockholder” means any holder of any of the Company’s Common Stock.

“Stockholder Agreement” means the Company’s Amended and Restated Stockholders Agreement, dated July 17, 2000.

3

“Subsequent Closing” is defined in Section 2.2(a) of the Securities Purchase Agreement.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned, directly or indirectly, by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Transaction Documents” means the Securities Purchase Agreement; the Stockholder Agreement, the Notes, and the Series D Preferred Stock.

“U.S. Dollar” and the symbol “$” each means dollars of the United States of America.

4

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

dated as of November 13, 2000

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000 (the “Agreement”), by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”).

This AMENDMENT NO.1 TO SECURITIES PURCHASE AGREEMENT dated as of November 13, 2000 (this “Amendment No. 1”) between the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Preferred Stock with an aggregate liquidation preference of up to $250,000,000; and

WHEREAS, the Company and the Purchasers desire to modify the Agreement, among other ways, as follows: (1) increase the issuance of the Preferred Stock to an aggregate liquidation preference of up to $300,000,000; (2) add new investors as additional Purchasers of the Preferred Stock, but not of the Notes, and (3) provide for the purchase of the first $150 million of the Preferred Stock in three stages involving (i) $25 million upon the Subsequent Closing, (ii) up to $25 million upon the Second Preferred Closing (as determined by the Board of Directors), and (iii) up to $100 million (plus certain other amounts as set forth below) upon the Third Preferred Closing (as determined by the Board of Directors).

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 1, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Purchasers and Schedule 1. Schedule 1 to the Agreement hereby is amended to add Metro PCS Investors LLC, an Affiliate of Pacific Capital Group and/or certain of its Affiliates (collectively, “Pacific”), Clarity Partners, L.P. and/or certain of its Affiliates (“Clarity”), as additional Purchasers of the Preferred Stock (collectively with Pacific, the “New Purchasers”), and to remove Whitney & Co. as a purchaser of Preferred Stock (and not the Notes) and Schedule 1 to the Agreement is hereby deleted and replaced in its entirety with the Amended and Restated Schedule of Purchasers attached hereto as Schedule 1 to this Amendment No. 1.

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 1

Section B. Authorization of Preferred Stock. Section 1.1 of the Agreement hereby is deleted and replaced in its entirety with the following:

“The Company has authorized the issuance and sale of its Preferred Stock with an aggregate liquidation preference of up to $300 million, which may be issued and sold pursuant to this Agreement. With respect to the Subsequent Closing and subject to the provisions of Section 2.2 of the Agreement, Preferred Stock with an aggregate liquidation preference of at least $150 million may be issued and sold pursuant to this Agreement. The form of the Certificate of Designations, Preferences and Rights relating to the Preferred Stock (the “Certificate of Designations”) is set forth in Exhibit A. The form of the Certificate of Designations to increase the number of shares of Preferred Stock attached as Exhibit A-1 to Amendment No. 1 and the Sixth Amended and Restated Certificate of Incorporation attached as Exhibit A-2 to Amendment No. 1, each to be filed no later than the date of the Subsequent Closing, shall (together with the original Exhibit A) supersede, and become, Exhibit A to this Agreement in all respects.”

Section C. Subsequent Closing. Section 2.2 of the Agreement hereby is deleted and replaced in its entirety with the following

“(a) The initial sale of the Preferred Stock shall occur in three stages on three purchase dates, the first being the “Subsequent Closing”, the second being the “Second Preferred Closing” and the third being the “Third Preferred Closing”, each of which respective dates shall be determined as set forth below and shall be subject to the conditions set forth herein; provided, that additional sales of any remaining Commitments in excess of $150 million may occur after the Third Preferred Closing as set forth below. Each sale of the Preferred Stock shall take place at the location as agreed to by the Purchasers and the Company, or in the absence of such agreement, then at the offices of counsel for the single largest Purchaser of Preferred Stock. In connection with the funding of the first $150 million of the Commitment Amount (as defined below) to complete the purchase of Preferred Stock, the Purchasers shall be obligated to remit to the Company funds for their purchase of Preferred Stock on the following funding dates: (i) $25 million of the Commitment Amount shall be remitted no later than on the third (3rd) Business Day after the Subsequent Closing; (ii) up to $25 million of the Commitment Amount shall be remitted no later than on the tenth (10th) Business Day after the Second Preferred Closing, which amount and purchase date shall be determined by the Board of Directors; provided, however, that the date of such remittance for the Second Preferred Closing shall occur no earlier than January 2, 2001; and (iii) up to $100 million of the Commitment Amount (plus, any amount of the $25 million that has not been funded in connection with the Second Preferred Closing) shall be remitted no later than on the tenth (10th) Business Day after the Third Preferred Closing, which amount and purchase date shall be determined by the Board of Directors; provided, however, that the date of such remittance for the Third Preferred Closing shall occur no earlier than January 2, 2001. In connection with the Third Preferred Closing, each Purchaser’s obligation to purchase and pay for the Preferred Stock to be sold to such Purchaser at the Third Preferred Closing is subject to the satisfaction or waiver, prior to or at the

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 2

Commitment Revocation Date, of the conditions set forth in Sections 3A.1, 3A.2, 3A.3, 3A.10 and 3A.12; provided that each such Section is applied by substituting the “Commitment Revocation Date” for any references to the “Subsequent Closing”.

After the Third Preferred Closing, any remaining Commitment Amount in excess of $150 million shall be remitted to the Company by the Purchasers no later than ten (10) Business Days after receipt of a demand for funding from the Company to purchase Preferred Stock up to the remaining Commitment Amount. After the Third Preferred Closing, any demand from the Company to the Purchasers to fund up to the remaining Commitment Amount shall be authorized by the Board of Directors and approved by the Company in the same manner as provided in section 3.1 of the Stockholders Agreement regarding “Supermajority Voting Rights.” In each of the preceding cases, funding shall be made pro-rata, based on the Commitment Amount for each Purchaser (inclusive of the original principal amount of the Notes), subject to subsections (f) and (k)(iii) below. Each purchase of Preferred Stock shall be at a price of $100 per share. All remittances of funds for the Commitment Amounts by the Purchasers shall be made by wire transfer in immediately available funds to the account specified by the Company. Subject to the provisions of this Section 2.2, each Purchaser’s Commitment shall remain in full force and effect for three years from the date of the Subsequent Closing and, to the extent not drawn, shall then terminate.

(b) The Purchasers (which, subject to Section 2.2(i), shall include any Affiliate assignee thereof) may deliver to the Company commitment letters to purchase Preferred Stock up to an aggregate liquidation preference not to exceed the amounts set forth opposite such Purchaser’s name on Schedule 1 hereto, stating the amount of liquidation preference thereof (the “Commitment Amount”) in the form of Exhibit C hereto (the “Commitments”), beginning on the date of the written order of the U.S. Court of Appeals for the Fifth Circuit relating to the FCC Litigation (the “FCC Decision Date”). If any Purchaser does not deliver its Commitment to the Company by the close of business on the Commitment Determination Date (as defined below) then such Purchaser’s right to purchase Preferred Stock hereunder shall be rescinded and terminated and any rights, benefits, warranties, duties and covenants hereunder relating to the Preferred Stock of such Purchaser shall be terminated, nullified and of no further force and effect, except with respect to, and only to the extent of, the Preferred Stock acquired by such Purchaser through the conversion of its Notes (if any) into Preferred Stock.

(c) Each Purchaser and the Company shall make any necessary filings for approvals under the Hart/Scott/Rodino Antitrust Improvement Act (the “HSR Act”) not later than the fifth Business Day following the Initial Closing and each Purchaser shall simultaneously provide the Company with notice and a copy of such filing; provided that the New Purchasers and the Company shall make any necessary filings for approvals under the HSR Act not later than five (5) Business Days after the Commitment Determination Date. Each Purchaser shall immediately notify the Company upon receipt of the applicable approvals under the HSR Act. In the event that the New Purchasers have not obtained the applicable approval under the HSR Act on the date of the Subsequent Closing or the Second Preferred Closing, then the New Purchasers shall fund the appropriate portion of its Commitment Amount into an escrow account and the

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 3

Company shall deliver their respective shares of Preferred Stock to the escrow agent, in each case subject to an escrow agreement to be mutually agreed on by Pacific and the Company, and such funds shall be released to the Company and such shares shall be released to the New Purchasers upon the receipt of notice of such approval. For the purposes of calculating dividends and distributions with respect to any shares of Preferred Stock placed in an escrow account pursuant to this Section 2.2(c), such shares of Preferred Stock will be deemed to have been purchased by the New Purchasers on the same date as the other Purchasers.

(d) If as of the close of business on the (15th) fifteenth Business Day following the FCC Decision Date (such fifteenth Business Day, the “Commitment Determination Date”) the aggregate Commitment Amount is at least $295 million, the Subsequent Closing shall occur on a date determined by the Company as soon as practicable after all necessary approvals under the HSR Act (other than with respect to the purchase of Preferred Stock by the New Purchasers) are received by the Company and each Purchaser. No later than 10:00 a.m. New York time on the Business Day following the Commitment Determination Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Determination Date.

(e) If as of the close of business on the Commitment Determination Date the aggregate Commitment Amount is less than $295 million, the following shall occur:

(i) Each Purchaser shall have the right to terminate its Commitment and rescind its purchase of Preferred Stock by notice delivered to the Company no later than 5:00 p.m. New York time on the Business Day following the Commitment Determination Date (provided that the Company has delivered its notice pursuant to paragraph (d) above), and such Purchaser’s Commitment shall terminate.

(ii) Each Purchaser’s Commitment (including, subject to Section 2.2(i), any Affiliate assignee thereof), which has not been terminated pursuant to paragraph (e)(i) above, shall become irrevocable, subject to revocation, cancellation and/or termination pursuant to subsections 2.2(h), 2.2(j) and/or 2.2(k)(v) below. During the seven (7) Business Days following the Commitment Determination Date, each such Purchaser shall have an exclusive right of first refusal to commit to purchase additional shares of Preferred Stock that were not subject to Commitments by delivering the corresponding additional Commitments to the Company. Such right of first refusal shall be exercisable pro-rata, based on the Purchaser’s respective share of the total Commitment Amount (inclusive of the original principal amount of the Notes) as of the close of business on the Business Day following the Commitment Determination Date.

(f) If as of the close of business on the seventh (7th) Business Day after the Commitment Determination Date the aggregate Commitment Amount is still less than $295 million, the Company shall have the right, during the eighth (8th) through the twentieth (20th) Business Days following the Commitment Determination Date, to accept Commitments from additional purchasers of Preferred Stock, subject to the same terms

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 4

and conditions as the Purchasers, in order to reach the $295 million aggregate amount. If any additional purchasers deliver a Commitment to purchase Preferred Stock pursuant to this subsection (f), then such additional purchaser shall fund its purchase of Preferred Stock in respect of a purchase date in a manner that results, after such funding, in such additional purchaser having funded the same percentage of its Commitment Amount as the other Purchasers have funded of their Commitment Amounts (inclusive of the original principal amount of the Notes).

(g) Notwithstanding paragraph (f) above, if as of 12:00 p.m., New York time, on the fourth (4th) Business Day after the Commitment Determination Date or any Business Day thereafter subject to subsection 2.2(h) the aggregate Commitment Amount is at least $150 million, the Subsequent Closing involving the purchase of $25 million of Preferred Stock shall occur on the fourth (4th) Business Day following the Commitment Determination Date or a later date determined by the Company, provided that all necessary approvals under the HSR Act (other than with respect to the purchase of Preferred Stock by the New Purchasers) have been received by the Company and the applicable Purchasers. After the Subsequent Closing, the Second Preferred Closing involving the purchase of the next $25 million of Preferred Stock shall occur on a date as determined by the Board of Directors; provided that the Purchasers receive at least three (3) Business Days prior notice of such date; provided, however, that the date of such remittance for the Second Preferred Closing shall occur no earlier than January 2, 2001, and that all necessary approvals under the HSR Act (other than with respect to the purchase of Preferred Stock by the New Purchasers) have been received by the Company and the applicable Purchasers.

(h) If as of the close of business on the twentieth (20th) Business Day after the Commitment Determination Date the aggregate Commitment Amount is less than $150 million, the purchase of the Preferred Stock shall be cancelled in its entirety, and the Commitments shall terminate.

(i) Any Purchaser may purchase Preferred Stock hereunder in conjunction with only the following: (i) any of its Affiliates, (ii) any of its partners, limited partners or members of such Purchaser that are transferees of Preferred Stock pursuant to distributions in accordance with the partnership agreement or operating agreement of such Purchaser or its Affiliates and (iii) in the case of Pacific, GC Dev. Co., Inc. (and, if it purchases Preferred Stock, shall also constitute a “New Purchaser”); provided, in the case of (i) and (ii) above, that such Purchaser retains the voting rights relating to such Preferred Stock, other than with respect to any transfers by Pacific to its Affiliate, Pacific Capital Partners I, L.P. (also known as Pacific Colony V, L.P.), or to GC Dev. Co., Inc., pursuant to which the voting rights will also be transferred.

(j) An “Optional Revocation Date” shall occur upon the earlier of (A) the date on which the U.S. Supreme Court in connection with the NextWave litigation either grants or denies both the petition for writ of certiorari in case number 00-447 and the petition for rehearing of writ of certiorari in case number 99-1980, or (B) January 18, 2001. Notwithstanding any provision to the contrary herein (other than the funding of the Commitments in connection with the Subsequent Closing and the Second Preferred Closing), upon the delivery of notice to each Purchaser that an Optional Revocation Date

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 5

has occurred, each Purchaser shall have ten (10) Business Days to notify the Company that such Purchaser is revoking all of its remaining unfunded Commitment and upon the Company’s receipt of such notice such Purchaser’s remaining unfunded Commitment shall be revoked and terminated.

(k) If as of the close of business on the tenth (10th) Business Day after the Optional Revocation Date (the “Commitment Revocation Date”) one or more Purchasers have revoked their Commitments (the collective Commitment Amount so revoked being the “Commitment Deficiency”), then the following shall occur:

(i) No later than 10:00 a.m. New York time on the Business Day following the Commitment Revocation Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Revocation Date and any Commitment Deficiency. Except with respect to the Purchaser’s portion of its Commitment Amount attributable to the first $50 million of the aggregate Commitment Amount, each Purchaser shall have the right to terminate its Commitment and rescind its future purchase of Preferred Stock by notice delivered to the Company no later than 5:00 p.m. New York time on the Business Day following the Commitment Revocation Date (provided that the Company has delivered its notice pursuant to this paragraph (k) (i)), and such Purchaser’s Commitment shall terminate.

(ii) Each Purchaser’s Commitment (including, subject to Section 2.2(i), any Affiliate assignee thereof), which has not been terminated or revoked pursuant to paragraph (j) or (k)(i) above, shall become irrevocable and noncancellable as of the close of business on the Business Day after the Commitment Revocation Date, provided that the Purchaser’s Commitment shall be subject to cancellation and termination pursuant to paragraph (k)(v) below. During the seven (7) Business Days following the Commitment Revocation Date, each such Purchaser shall have an exclusive right of first refusal to commit to purchase additional shares of Preferred Stock that are attributable to the Commitment Deficiency by delivering the corresponding additional Commitments to the Company. Such right of first refusal shall be exercisable pro-rata, based on the total Commitment Amount for each Purchaser (inclusive of the original principal amount of the Notes) as of the close of business on the Business Day following the Commitment Revocation Date.

(iii) If as of the close of business on the seventh (7th) Business Day after the Commitment Revocation Date there still exists any Commitment Deficiency, then the Company shall have the right, during the eighth (8th) through the (20th) twentieth Business Days following the Commitment Revocation Date, to accept Commitments from additional purchasers of Preferred Stock, subject to the same terms and conditions as the Purchasers, in order to eliminate any remaining Commitment Deficiency. After the Second Preferred Closing, if any additional purchaser delivers a Commitment to purchase Preferred Stock pursuant to this subsection (k), then such additional purchaser shall fund its purchase of Preferred Stock in respect of a purchase date in a manner that results, after such funding, in such additional purchaser having funded the same percentage of its

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 6

share of the Commitment Amount as the other Purchasers have funded of their share of the Commitment Amounts (inclusive of the original principal amount of the Notes).

(iv) Notwithstanding paragraph (iii) above, if as of 12:00 p.m., New York time, on the seventh (7th) Business Day after the Commitment Revocation Date the aggregate Commitment Amount is at least $150 million, the Third Preferred Closing involving the purchase of up to $100 million (plus, any amount of the $25 million that has not been funded in connection with the Second Preferred Closing) of Preferred Stock shall occur on the seventh (7th) Business Day following the Commitment Revocation Date or a later date determined by the Board of Directors; provided, however, that the date on which funds are remitted for such Third Preferred Closing shall occur on the later of ten (10) Business Days after the Third Preferred Closing or January 2, 2001.

(v) If as of the close of business on the twentieth (20th) Business Day after the Commitment Revocation Date the aggregate Commitment Amount is less than $150 million, any remaining unfunded Commitments to purchase Preferred Stock shall be rescinded and cancelled, and all Commitments shall be deemed to have terminated as of the Commitment Revocation Date.

(l) Notwithstanding any provisions set forth in this Article II to the contrary, in the event that the Company’s PCS licenses are revoked by the FCC, then any remaining unfunded Commitments to purchase Preferred Stock shall be rescinded and cancelled, and all Commitments shall be deemed to have terminated as of the date of such revocation.”

Section D. Conditions to Subsequent Closing

(1) Shareholders Agreement. Section 3A.5 of the Agreement hereby is deleted and replaced in its entirety with the following:

“Section 3.A.5 Stockholders Agreement. The Stockholders Agreement shall have been duly executed by all parties thereto and shall be in full force and effect.”

(2) Fees and Expenses. Section 3A.8 of the Agreement hereby is deleted and replaced in its entirety with the following:

“Section 3A.8 Fees and Expenses. All fees and expenses incurred by the Company or any Purchaser in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated thereby, including without limitation, the reasonable fees and expenses of Mayer, Brown & Platt; Piper Marbury Rudnick & Wolfe LLP; Simpson Thacher & Bartlett; and Swidler Berlin Shereff Friedman, LLP as counsel to the Purchasers, shall be deducted from the proceeds remitted to the Company for the Subsequent Closing, the Second Preferred Closing and the Third Preferred Closing; provided, however, that the total fees and expenses of counsel to the Purchasers shall not exceed $100,000 with respect to the Initial Closing and

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 7

an amount to be agreed upon by the Company with respect to the Subsequent Closing, the Second Preferred Closing and the Third Preferred Closing. The fees for the applicable Purchasers’ HSR Act filings shall be paid by the Company at the time of such filings.”

Section E. Representations and Warranties of the Company.

(1) Section 4.8 of the Agreement is hereby amended by (A) deleting the phrase “March 31, 2000” appearing in clause (a) therein and inserting in lieu thereof the phrase “June 30, 2000”, and (B) inserting at the end thereof the following sentence: “All short-term liabilities of the Company as of October 31, 2000, in accordance with GAAP consistently applied, were not more than $16 million.”

(2) Article IV of the Agreement is hereby amended by inserting at the end thereof, the following new Section 4.22:

“As of November 13, 2000, each Purchaser acknowledges that the Lucent Agreements have expired. The Company has no knowledge of any fact or circumstance that would reasonably be expected to materially adversely affect the renegotiation of the Lucent Agreements.”

Section F. Covenants of the Company.

(1) Monthly Financials. Section 7.3 of the Agreement hereby is amended by inserting at the end of the second sentence the following clause:

“, and (e) within 30 days after the end of each calendar month commencing with the month of December 2000, a consolidated unaudited balance sheet of the Company as of the end of such month and an unaudited statement of income and retained earnings for the Company for such month and for the year to date.”

(2) Use of Proceeds. Section 7.4 of the Agreement hereby is amended by inserting at the end thereof the following clause: “which relate to the Company’s PCS business, including without limitation the protection and preservation of the Company’s FCC Licenses.”

Section G. Board of Directors. Section 7.10 of the Agreement hereby is deleted and replaced in its entirety with the following:

“In connection with the Subsequent Closing and pursuant to this Stockholders Agreement, the Board of Directors of the Company shall consist of either seven (7) or eight (8) directors, in either case as determined pursuant to the Stockholders Agreement or the Bylaws of the Company. Thereafter, the Company will take no action to increase the size of the board of directors or decrease the number of directors which the holders of Preferred Stock are entitled to nominate.”

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 8

Section H. Survival of Representations and Warranties. Section 9.3 of the Agreement hereby is amended by deleting the second sentence and inserting in lieu thereof the following sentence:

“The representations and warranties of the parties contained in this Agreement or in any instrument delivered pursuant hereto will survive the date of the Subsequent Closing and will remain in full force and effect thereafter until the second anniversary of such Subsequent Closing; provided that the representations and warranties set forth in Sections 4.2, 4.3, 4.7, 4.12, 4.17, 4.19, the first sentence of Section 4.1 and the second sentence of 5.3 will survive the Subsequent Closing and will remain in full force and effect until the expiration of the applicable statute of limitations (after giving effect to waiver, mitigation or extension thereof); provided, further, that such representations or warranties shall survive (if at all) beyond such period with respect to any inaccuracy therein or breach thereof, if written notice of which shall have been duly given within such applicable period in accordance with Section 9.2 hereof.”

Section I. Stockholders Agreement. A form of the Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of November 13, 2000 is attached hereto as Exhibit D-1 to this Amendment No. 1. The definition of “Class C Shareholders” as set forth in Annex A to the Agreement is hereby deleted and replaced in its entirety with the following: “‘Class C Stockholders’ means the holders of the ‘Class C Common Stock.’” The definition of “Series D Preferred Stock” is hereby amended by deleting the par value “$0.01” contained therein and inserting in lieu thereof the par value “$0.0001.” The following definitions as set forth in Annex A to the Agreement hereby are deleted and replaced in their entirety, respectively, with the following:

““Amendment No. 1” means Amendment No. 1 to the Securities Purchase Agreement, dated as of November 13, 2000.

“Securities Purchase Agreement” means the Securities Purchase Agreement dated as of July 17, 2000, among the Company, the Company’s Subsidiaries listed therein and the Purchasers listed therein, as amended by Amendment No. 1.

“Stockholders Agreement” means the Company’s Amended and Restated Stockholders Agreement, dated July 17, 2000, as amended by the Amendment No. 1 to Amended and Restated Stockholders Agreement dated as of November 13, 2000.”

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as amended by this Amendment No. 1 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 1, the terms and provisions of this Amendment No. 1 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 9

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 1 fully and effectively and to make them binding on the parties hereto.

Section D. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Page 10

IN WITNESS WHEREOF, this AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PURCHASERS:
ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Peter Owen

Title:	Vice President

RALPH BARUCH REVOCABLE TRUST.

By:	/s/ Ralph M. Baruch

RALPH BARUCH

By:	/s/ Ralph M. Baruch

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Authorized Signatory

ROBERT G. BARRETT

By:	/s/ R. G. Barrett

DENIS BOVIN

By:	/s/ Denis Bovin

CCP/METROPCS LLC

By:	Chase Capital Investments, L.P., its Managing Member

By:	Chase Capital Partners, as Investment Manager

By:	/s/ Arnold L. Chavkin

Title:	Partner

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter

Title:	Managing General Partner

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

RAKESH GUPTA, M.D.

By:	/s/ Rakesh Gupta, M.D.

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht

DAVID KAPLAN

By:	/s/ David Kaplan

KANE & CO. C/O CHASE MANHATTAN BANK

By:	The Chase Manhattan Bank

By:	/s/ Monte P. Rosenthal

Title:	Assistant Vice President

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Title:	Manager

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade

Title:	Vice President

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster

Title:	Managing Director

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis

Title:	General Partner

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman

Title:	Secretary and Treasurer

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners, V, L.L.C., its general partner

By:	/s/ Steven Rothman

Title:	Secretary and Treasurer

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners, V, L.L.C., its general partner

By:	/s/ Steven Rothman

Title:	Secretary and Treasurer

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

JOHN SCULLEY

By:	/s/ John Sculley

SCULLEY PARTNERS

By:	/s/ John Sculley

Title:	Partner

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess

Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

CURTIS R. WELLING

By:	/s/ Curtis. R. Welling

J. H. WHITNEY IV L.P.

By:	Joseph T. McCullen, Jr.

Title:	Managing Director

WINSTON-THAYER PARTNERS

By:	/s/ A. Scott Andrews

Title:	Managing Partner

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

AMENDMENT NO. 2 TO

SECURITIES PURCHASE AGREEMENT

dated as of December 12, 2000

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000 (as so amended, the “Agreement”), by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”).

This AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT dated as of December 12, 2000 (this “Amendment No. 2”) between the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Preferred Stock with an aggregate liquidation preference of up to $300,000,000; and

WHEREAS, the Company and the Purchasers desire to modify the Agreement in order to (i) add Robert Barrett as an additional Purchaser of the Preferred Stock, but not of the Notes, (ii) decrease the Commitment Amount for CCP/METROPCS L.L.C., (iii) obtain a waiver with respect to the Company’s use of proceeds from the Subsequent Closing, and (iv) extend the time period during which Purchasers may terminate their respective Commitments and rescind their respective future purchases of Preferred Stock following the Commitment Revocation Date.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 2, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Purchasers and Schedule 1. The Amended and Restated Schedule 1 to the Agreement hereby is further amended to add Robert Barrett as an additional Purchaser of the Preferred Stock (the “New Purchaser”) and to decrease the Commitment Amount for CCP/METROPCS, L.L.C. and the Amended and Restated Schedule 1 to the Agreement is hereby deleted and replaced in its entirety with the Second Amended and Restated Schedule of Purchasers attached hereto as Schedule 1 to this Amendment No. 2.

Section B. Additional Fundings. On December 20, 2000, the New Purchaser shall fund

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Page 1

its pro rata portion of its Commitment Amount in relation to the total Commitment Amount and with respect to the funding for the Subsequent Closing. Such funding shall, for all purposes of the Agreement, be deemed to be included as part of the Subsequent Closing.

Section C. Waiver of Use of Proceeds. Purchasers hereby jointly and severally waive the restrictions on the Company’s use of proceeds from the sale of Notes and Preferred Stock set forth in Section 7.4 of the Agreement with respect to the Company’s loan of up to $15,000,000 to its Affiliate, MPCS Wireless, Inc., for the purposes of enabling MPCS Wireless, Inc. to bid in the C and F Block Broadband PCS Spectrum Auction being conducted by the FCC on or about December 12, 2000.

Section D. Extension of Termination Rights. Section 2.2(k) of the Agreement is hereby amended and restated in its entirety to read as follows:

(k) If as of the close of business on the tenth (10th) Business Day after the Optional Revocation Date (the “Commitment Revocation Date”) one or more Purchasers have revoked their Commitments (the collective Commitment Amount so revoked being the “Commitment Deficiency”), then the following shall occur:

(i) No later than 10:00 a.m. New York time on the Business Day following the Commitment Revocation Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Revocation Date and any Commitment Deficiency. Except with respect to the Purchaser’s portion of its Commitment Amount attributable to the first $50 million of the aggregate Commitment Amount, each Purchaser shall have the right to terminate its Commitment and rescind its future purchase of Preferred Stock by notice delivered to the Company no later than 5:00 p.m. New York time on the sixth (6th) Business Day following the Commitment Revocation Date (provided that the Company has delivered its notice pursuant to this paragraph (k) (i)), and such Purchaser’s Commitment shall terminate.

(ii) Each Purchaser’s Commitment (including, subject to Section 2.2(i), any Affiliate assignee thereof), which has not been terminated or revoked pursuant to paragraph (j) or (k)(i) above, shall become irrevocable and noncancellable as of the close of business on the sixth (6th) Business Day after the Commitment Revocation Date, provided that the Purchaser’s Commitment shall be subject to cancellation and termination pursuant to paragraph (k)(v) below. During the twelve (12) Business Days following the Commitment Revocation Date, each such Purchaser shall have an exclusive right of first refusal to commit to purchase additional shares of Preferred Stock that are attributable to the Commitment Deficiency by delivering the corresponding additional Commitments to the Company. Such right of first refusal shall be exercisable pro-rata, based on the total Commitment Amount for

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Page 2

each Purchaser (inclusive of the original principal amount of the Notes) as of the close of business on the sixth (6th) Business Day following the Commitment Revocation Date.

(iii) If as of the close of business on the twelfth (12th) Business Day after the Commitment Revocation Date there still exists any Commitment Deficiency, then the Company shall have the right, during the thirteenth (13th) through the twenty fifth (25th) Business Days following the Commitment Revocation Date, to accept Commitments from additional purchasers of Preferred Stock, subject to the same terms and conditions as the Purchasers, in order to eliminate any remaining Commitment Deficiency. After the Second Preferred Closing, if any additional purchaser delivers a Commitment to purchase Preferred Stock pursuant to this subsection (k), then such additional purchaser shall fund its purchase of Preferred Stock in respect of a purchase date in a manner that results, after such funding, in such additional purchaser having funded the same percentage of its share of the Commitment Amount as the other Purchasers have funded of their share of the Commitment Amounts (inclusive of the original principal amount of the Notes).

(iv) Notwithstanding paragraph (iii) above, if as of 12:00 p.m., New York time, on the twelfth (12th) Business Day after the Commitment Revocation Date the aggregate Commitment Amount is at least $150 million, the Third Preferred Closing involving the purchase of up to $100 million (plus, any amount of the $25 million that has not been funded in connection with the Second Preferred Closing) of Preferred Stock shall occur on the twelfth (12th) Business Day following the Commitment Revocation Date or a later date determined by the Board of Directors; provided, however, that the date on which funds are remitted for such Third Preferred Closing shall occur on the later of ten (10) Business Days after the Third Preferred Closing or January 2, 2001.

(v) If as of the close of business on the twenty fifth (25th) Business Day after the Commitment Revocation Date the aggregate Commitment Amount is less than $150 million, any remaining unfunded Commitments to purchase Preferred Stock shall be rescinded and cancelled, and all Commitments shall be deemed to have terminated as of the Commitment Revocation Date.

Notwithstanding the foregoing, the “Commitment Deficiency” for all purposes of the Agreement shall be determined by reference to the Amended and Restated Schedule of Purchasers dated as of November 13, 2000 without giving affect to the amendments to such schedule contemplated by this Amendment No. 2.

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Page 3

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 2 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 2, the terms and provisions of this Amendment No. 2 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 2 fully and effectively and to make them binding on the parties hereto.

Section D. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Page 4

IN WITNESS WHEREOF, this AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS1, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS7, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS13, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.
By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PURCHASERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui
Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson
Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II
Title:	General Partner

RALPH BARUCH REVOCABLE TRUST

By:	/s/ Ralph M. Baruch

RALPH M. BARUCH

By:	/s/ Ralph M. Baruch

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

FIRST PLAZA GROUP TRUST

By:	The Chase Manhattan Bank, Trustee

By:	/s/ John F. Weeda
Title:	Vice President

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht

DAVID KAPLAN

By:	/s/ David Kaplan

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade
Title:	Manager

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ James F. Wade
Title:	Manager

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade
Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade
Title:	Vice President

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster
Title:	Managing Director

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.
Title:	General Partner

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Title:	Managing General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis
Title:	General Partner

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman
Title:	Secretary and Treasurer

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C.,
its general partner

By:	/s/ Jeffrey J. Milius
Title:	Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C.,
its general partner

By:	/s/ Jeffrey J. Milius
Title:	Principal

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess
Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Title:	General Partner

WINSTON-THAYER PARTNERS

By:	/s/ A. Scott Andrews
Title:	Managing Partner

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

AMENDMENT NO. 3 TO

SECURITIES PURCHASE AGREEMENT

dated as of December 19, 2000

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000 and as further amended by Amendment No. 2 thereto dated as of December 12, 2000 (as so amended, the “Agreement”), by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”).

This AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT dated as of December 19, 2000 (this “Amendment No. 3”) between the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Preferred Stock with an aggregate liquidation preference of up to $300,000,000; and

WHEREAS, the Company and the Purchasers desire to modify the Agreement in order to (i) decrease the Commitment Amount for Metro PCS Investors LLC, and (ii) extend the time period during which Purchasers may terminate their respective Commitments and rescind their respective future purchases of Preferred Stock following the Commitment Revocation Date.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 3, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Purchasers and Schedule 1. The Second Amended and Restated Schedule of Purchasers constituting Schedule 1 to the Agreement hereby is amended to decrease the Commitment Amount for Metro PCS Investors LLC and such Second Amended and Restated Schedule of Purchasers is hereby deleted and replaced in its entirety with the Third Amended and Restated Schedule of Purchasers attached hereto as Schedule 1 to this Amendment No. 3.

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Page 1

Section B. Extension of Termination Rights. Section 2.2(k) of the Agreement is hereby amended and restated in its entirety to read as follows:

(k) If as of the close of business on the tenth (10th) Business Day after the Optional Revocation Date (the “Commitment Revocation Date”) one or more Purchasers have revoked their Commitments (the collective Commitment Amount so revoked being the “Commitment Deficiency”), then the following shall occur:

(i) No later than 10:00 a.m. New York time on the Business Day following the Commitment Revocation Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Revocation Date and any Commitment Deficiency. Except with respect to the Purchaser’s portion of its Commitment Amount attributable to the first $50 million of the aggregate Commitment Amount, each Purchaser shall have the right to terminate its Commitment and rescind its future purchase of Preferred Stock by notice delivered to the Company no later than 5:00 p.m. New York time on January 8, 2001 (provided that the Company has delivered its notice pursuant to this paragraph (k) (i)), and such Purchaser’s Commitment shall terminate.

(ii) Each Purchaser’s Commitment (including, subject to Section 2.2(i), any Affiliate assignee thereof), which has not been terminated or revoked pursuant to paragraph (j) or (k)(i) above, shall become irrevocable and noncancellable as of the close of business on January 8, 2001, provided that the Purchaser’s Commitment shall be subject to cancellation and termination pursuant to paragraph (k)(v) below. Until and including January 17, 2001, each such Purchaser shall have an exclusive right of first refusal to commit to purchase additional shares of Preferred Stock that are attributable to the Commitment Deficiency by delivering the corresponding additional Commitments to the Company. Such right of first refusal shall be exercisable pro-rata, based on the total Commitment Amount for each Purchaser (inclusive of the original principal amount of the Notes) as of the close of business on January 8, 2001.

(iii) If as of the close of business on January 17, 2001 there still exists any Commitment Deficiency, then the Company shall have the right, from and including January 18, 2001 through and including February 2, 2001, to accept Commitments from additional purchasers of Preferred Stock, subject to the same terms and conditions as the Purchasers, in order to eliminate any remaining Commitment Deficiency. After the Second Preferred Closing, if any additional purchaser delivers a Commitment to purchase Preferred Stock pursuant to this subsection (k), then such additional purchaser shall fund its purchase of Preferred Stock in respect of a purchase date in a manner that results, after such funding, in such additional purchaser having funded the same

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Page 2

percentage of its share of the Commitment Amount as the other Purchasers have funded of their share of the Commitment Amounts (inclusive of the original principal amount of the Notes).

(iv) Notwithstanding paragraph (iii) above, if as of 12:00 p.m., New York time, on January 17, 2001 the aggregate Commitment Amount is at least $150 million, the Third Preferred Closing involving the purchase of up to $100 million (plus, any amount of the $25 million that has not been funded in connection with the Second Preferred Closing) of Preferred Stock shall occur on January 17, 2001 or a later date determined by the Board of Directors; provided, however, that the date on which funds are remitted for such Third Preferred Closing shall occur ten (10) Business Days after the Third Preferred Closing.

(v) If as of the close of business on February 2, 2001 the aggregate Commitment Amount is less than $150 million, any remaining unfunded Commitments to purchase Preferred Stock shall be rescinded and cancelled, and all Commitments shall be deemed to have terminated as of the Commitment Revocation Date.

Notwithstanding the foregoing, the “Commitment Deficiency” for all purposes of the Agreement shall be determined by reference to the Amended and Restated Schedule of Purchasers dated as of November 13, 2000 without giving affect to the amendments to such schedule contemplated by this Amendment No. 3.

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 3 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 3, the terms and provisions of this Amendment No. 3 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 3 fully and effectively and to make them binding on the parties hereto.

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Page 3

Section D. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Page 4

IN WITNESS WHEREOF, this AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PURCHASERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui
Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui
Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson
Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II
Title:	General Partner

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Peter Owen
Title:	Vice President

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter
Title:	Managing General Partner

RAKESH GUPTA, M.D.

By:	/s/ Rakesh Gupta, M.D.

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht

FIRST PLAZA GROUP TRUST

By:	The Chase Manhattan Bank, Trustee

By:	/s/ John F. Weeda
Title:	Vice President

DAVID KAPLAN

By:	/s/ David Kaplan

M/C VENTURE INVESTORS, LLC

By:	/s/ Peter H. O. Claudy
Title:	Manager

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ Peter H. O. Claudy
Title:	Manager

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ Peter H. O. Claudy
Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ Peter H. O. Claudy
Title:	Vice President

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster
Title:	Managing Director

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.
Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis
Title:	General Partner

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman
Title:	Secretary and Treasurer

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius
Title:	Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius
Title:	Principal

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

SCULLEY PARTNERS

By:	/s/ John Sculley
Title:	Partner

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess
Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton
Title:	General Partner

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur
Title:	General Partner

J. H. WHITNEY IV LP

By:	/s/ Joseph T. McCullen, Jr.
Title:	Managing Director

WINSTON-THAYER PARTNERS

By:	/s/ Michael D. Bluestein
Title:	Principal

AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

AMENDMENT NO. 4 TO

SECURITIES PURCHASE AGREEMENT

dated as of January 4, 2001

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000, as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, and as further amended by Amendment No. 3 thereto dated as of December 19, 2000 (as so amended, the “Agreement”), by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”).

This AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT dated as of January 4, 2001 (this “Amendment No. 4”) between the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share, with an aggregate liquidation preference of up to $300,000,000; and

WHEREAS, in connection with the purchase of the Company’s Series D Preferred Stock, the Company and the Purchasers desire to: (A) amend Sections 3(c) and 6 of the Certificate of Designations for the Series D Preferred Stock in order to reduce the initial Conversion Price of the Series D Preferred Stock from $338.39 per share to $281.99 per share, and to provide for certain additional liquidation preference rights upon certain sales of assets of the Company and additional co-sale rights to receive an equivalent portion of their liquidation preference from a sale of 1% or more of the voting stock of the Company; (B) modify the first paragraph of Section 2.2(a) of the Agreement to include the amendment of the Stockholders Agreement and the Certificate of Incorporation of the Company as an additional conditions precedent to the Third Preferred Closing and to provide for the remittance of funds for the Third Preferred Closing to occur on or after February 1, 2001; (C) amend Section 2.2(a) of the Agreement to provide for the Company to request a supplemental funding for any additional Commitments that were accepted by the Company after the Subsequent Closing and to amend and restate Section 2.2(i) of the Agreement to permit certain Purchasers to transfer their Series D Preferred Stock with voting rights to Affiliates; (D) modify Section 2.2(a) of the Agreement to eliminate the supermajority voting requirement for additional fundings of the Commitment Amount after the Third Preferred Closing; (E) amend Section 2.2(a) and add new Section 2.2(m) to the Agreement to provide each

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 1

Purchaser with an additional right to fund all of the unfunded portion of such Purchaser’s Commitment Amount; (F) amend Section 2.2(k) of the Agreement to delete the Purchaser’s exclusive right of first refusal to submit additional Commitments to cover any Commitment Deficiency; (G) amend Section 7.10 to set the Board of Directors at seven directors and amend sections 2.2 and 3.1 of the Stockholders Agreement to provide for three directors attributable to the Class C Common Stock with one nominated by Accel, one by MC Venture Partners and one by the holders of the Series D Preferred Stock and to provide for supermajority voting by only two “Outside Directors”, who are nominated by Accel and MC Venture Partners; (H) amend section 2.1 of the Stockholders Agreement to provide for the termination of the special voting rights of the Class A. Stockholders and the supermajority voting rights upon certain events; and (I) modify the definition of “Qualified Public Offering” in Annex A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 4, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Amendments to Certificate of Designations. Subject to the approval of the holders of not less than (a) a majority of each class of the Company’s outstanding common stock entitled to vote thereon, and (b) 66 2/3% of the Preferred Stock (the “Requisite Stockholder Consent”), the Company shall amend its Sixth Amended and Restated Certificate of Incorporation to (i) amend Section 3(c) of the Certificate of Designations to decrease the initial Conversion Price of the Preferred Stock from $338.39 per share to $281.99 per share, and (ii) amend and restate Section 6 of the Certificate of Designations in its entirety to read as follows:

“Section 6. Preference upon Liquidation Event or Preferred Co-Sale Event.

(a) Liquidation Event. For purposes of this Section 6, a “Liquidation Event” shall mean a liquidation, dissolution or winding up of this Company that shall be deemed to be occasioned by, or to include (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation, issuance of new securities or transfer of issued and outstanding securities) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the stock of the Company, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a sale or other disposition of assets that results in funds being available for distribution to stockholders which are in excess of those necessary or appropriate for the Company to conduct its business operations (including repayment of its outstanding liabilities) and execute its business plan, as determined by the Board of Directors, unless, in any event, within 30 days after delivery of written notice of any such transaction by the Company to the holders of the Series D Preferred Stock, the holders of 66 2/3% of the shares of the Series D Preferred Stock then outstanding provide the Company with written notice that such transaction shall not be deemed a “Liquidation Event” for purposes of this Section 6. With respect to a Liquidation Event, the Company shall give each holder of the Series D Preferred Stock written notice of any such transaction constituting a Liquidation Event no less than 30 days prior to the occurrence thereof.

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 2

(b) Liquidation Preference (including Participation Rights). The “Liquidation Value” of the Series D Preferred Stock shall be $100 per share. The “Series D Liquidation Preference” for each share of Series D Preferred Stock shall equal the sum of (1) the Liquidation Value, plus (2) the greater of (i) the amount of all accrued and unpaid dividends and distributions thereon, and (ii) the amount that would have been paid in respect of each share of Series D Preferred Stock had such share been converted into Class C Common Stock immediately prior to either the Liquidation Event or the Preferred Co-Sale Event, as applicable, at the then current conversion price. Upon any Liquidation Event, no distributions shall be made to any holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, all of the holders of shares of Series D Preferred Stock shall have received payment in full of the aggregate Series D Liquidation Preference.

(c) Ratable Distributions. Upon a Liquidation Event, and in the event there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference, then all of the assets available for distribution shall be distributed ratably to the holders of Series D Preferred Stock in proportion to the amount that would be paid to such holders if such assets were sufficient to permit payment in full.

(d) Preferred Co-Sale Event. For purposes of this Section 6, and for a two year period following the date on which this Amendment One has been filed with Secretary of State of the State of Delaware, a “Preferred Co-Sale Event” shall mean a sale of stock of the Company during such two year period that results in the transfer of one percent (1%) or more, but less than fifty percent (50%), of the outstanding voting power of the stock of the Company ; provided, however, that a “Preferred Co-Sale Event” shall not include any transfers of voting stock to a “Permitted Transferee” pursuant to and as defined in Section 4.1 (b), (c) and (d) of the Stockholders Agreement or any transfers of voting stock to comply with the applicable FCC regulations pursuant to Section 4.2 of the Stockholders Agreement; and provided, further that a transfer that would otherwise involve a Preferred Co-Sale Event shall be subject to the “Rights of First Refusal” (as defined and described in Section 4.3 of the Stockholders Agreement). If a prospective Preferred Co-Sale Event occurs or may occur during the applicable two-year period, then at least thirty (30) days prior to the proposed transfer, any Stockholders that seek to transfer any shares of voting stock of the Company owned by such Stockholders (each, a “Selling Stockholder”) shall deliver written notice of such Stockholders’ proposal to transfer such voting stock (a “Notice of Intention”), accompanied by a copy of the agreement relating to such transfer with any person, including such person’s identity, the purchase price and all material terms (the “Sale Proposal”), to each of the Series D Preferred Stockholders, setting forth (x) such Selling Stockholders’ agreement to make such transfer (the consideration for which shall be limited to proceeds in the form of cash and/or securities), (y) the number and class of voting security of the Company agreed to be transferred (the “Offered Securities”), and (z) the price at which such Selling Stockholders have agreed to (or are willing to) transfer the Offered Securities (the “Proposed Sales Price”) and other terms applicable thereto.

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 3

For purposes of this Section 6, and with respect to the valuation of securities that will be paid as all or part of the sales proceeds for the transfer of voting stock pursuant to a Preferred Co-Sale Event, the value of such securities as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the twenty (20) day period ending three (3) days prior to such date; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) day period ending three (3) days prior to such date; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company. If the Company incurs any expenses in connection with such determination, such expenses shall be paid by the Selling Stockholders in proportion to the number of shares of voting stock that each such Selling Stockholder proposes to sell.

Notwithstanding Section 4.4 of the Stockholders Agreement, in the event that a Preferred Co-Sale Event occurs and with respect to any or all Offered Securities for which the Rights of First Refusal is not being exercised (the “Co-Sale Stock”), then any Selling Stockholder that wishes to sell all or a portion of its shares of Co-Sale Stock may transfer such available Offered Securities only pursuant to and in accordance with the following provisions of this Section 6(d) of the Certificate of Designations.

Each of the Series D Preferred Stockholders shall have the right to participate in the sale of the applicable Offered Securities on the terms and conditions herein stated (the “Preferred Co-Sale Option”), which right shall be exercisable upon written notice (the “Acceptance Notice”) to the Selling Stockholders within ten (10) days after the Selling Stockholders deliver the Notice of Intention to the Series D Preferred Stockholders. The Acceptance Notice shall indicate the maximum number of shares of Series D Preferred Stock that such Series D Preferred Stockholders (each, a “Co-Sale Stockholder”) wishes to sell (including the number of shares it would sell if one or more other Co-Sale Stockholders do not elect to participate in the sale) on the terms and conditions stated in the Notice of Intention.

Each Co-Sale Stockholder shall have the right to exercise its Preferred Co-Sale Option and sell a portion of its shares of Series D Preferred Stock to be determined by such Co-Sale Stockholder, which portion may not exceed the product obtained by multiplying (X) the number of Co-Sale Stock that were proposed to be sold by the Selling Stockholder, by (Y) a fraction, (N) the numerator of which is the total number of shares of Common Stock (on an as converted basis) that all shares of the Series D Preferred Stock held by such Co-Sale Stockholder are convertible into on the date of the Acceptance Notice (as determined in accordance with Section 1.2 of the Stockholders Agreement) and (D) the denominator of which is the total number of shares of Common Stock (on an as converted basis) then held as of the date of such Acceptance Notice by the Selling Stockholder, plus the total number of shares of Common Stock (on an as converted basis) that all shares of the Series D Preferred Stock held by all of the Co-Sale Stockholders

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 4

desiring to participate are convertible into on the date of the Acceptance Notice (as determined in accordance with Section 1.2 of the Stockholders Agreement). To the extent that one or more Co-Sale Stockholders elect to not exercise their Preferred Co-Sale Option, then the rights of the other Co-Sale Stockholders (who exercise their Preferred Co-Sale Option) to sell shares pursuant to their Preferred Co-Sale Option shall be increased proportionately by the full amount of shares which the non-electing Co-Sale Stockholders were entitled to sell pursuant to this Section 6(d). Within ten (10) days after the date by which the Co-Sale Stockholders were first required to notify the Selling Stockholders of their intent to exercise their Preferred Co-Sale Option, the Selling Stockholder shall notify each participating Co-Sale Stockholder of the number of shares of Co-Sale Stock held by such Co-Sale Stockholder that will be included in the sale and the date on which such sale will be consummated pursuant to this Section 6(d).

Each of the Co-Sale Stockholders participating in a sale under this Section 6(d) may effect its participation in such sale hereunder by delivery to the proposed transferee, or to the Selling Stockholders for delivery to the proposed transferee, of one or more instruments or certificates, properly endorsed for transfer, representing the shares of Series D Preferred Stock it elects to sell therein, provided that no Co-Sale Stockholder shall be required to make any representations or warranties or provide any indemnities in connection therewith other than with respect to its ownership of the shares of Series D Preferred Stock being conveyed. At the time of consummation of the Preferred Co-Sale Event, the proposed transferee shall remit directly to each such Co-Sale Stockholder that portion of the sale proceeds equal to the greater of: (i) the aggregate of the Series D Liquidation Preference for the shares of Series D Preferred Stock being sold by such Co-Sale Stockholder, as calculated with respect to the total sales proceeds for all Co-Sale Stock being sold in connection with such Preferred Co-Sale Event, or (ii) the aggregate of the purchase price per share (on an as converted to Common Stock basis) for the shares of Series D Preferred Stock being sold by such Co-Sale Stockholder.

In the event that the sale is not consummated pursuant to this Section 6(d) or the proposed transferee fails to timely remit to each Co-Sale Stockholder its portion of the sale proceeds, then such sale shall be deemed to be void, and any transfers of shares of voting stock pursuant to such sale shall be deemed to be in violation of the provisions of the Certificate of Designations and the Stockholders Agreement, unless the Selling Stockholder once again complies with the provisions of this Section 6(d) with respect to such Offered Securities.”

Section B. Additional Condition Precedent to Third Preferred Closing.

1. The last sentence of the first paragraph of Section 2.2 (a) of the Agreement is amended and restated in its entirety to read as follows: “In connection with the Third Preferred Closing, each Purchaser’s obligation to purchase and pay for the Series D Preferred Stock to be sold to such Purchaser at the Third Preferred Closing shall be conditioned upon the following: (1) the satisfaction or waiver, prior to or at the Third Preferred Closing, of the conditions set forth in Sections 3A.1, 3A.2, 3A.3, 3A.10 and 3A.12, provided that each such Section is applied by substituting the “Third Preferred Closing” for any references to the “Subsequent Closing”; (2) the receipt of the Requisite Stockholder Consent with respect to (i) the filing of Amendment One

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 5

to Sixth Amended and Restated Certificate of Incorporation of the Company, and (ii) Amendment No. 2 to Amended and Restated Stockholders Agreement; and (3) the filing of Amendment One to Sixth Amended and Restated Certificate of Incorporation in the State of Delaware.

2. Section 2.2 (a) of the Agreement is further amended by deleting the proviso at the end of the third sentence in the first paragraph and replacing such proviso with the following language: “provided, however, that the date of such remittance for the Third Preferred Closing shall occur no earlier than February 1, 2001.”

Section C. Supplemental Funding for Additional Commitments; Purchaser Transfers to Affiliates.

1. Section 2.2 (a) of the Agreement is amended by inserting a new second paragraph after the first paragraph to read as follows:

“Notwithstanding the preceding paragraph of this Section 2.2 (a), to the extent that any additional Commitments are accepted by the Company after the Subsequent Closing from either existing Purchasers or new Purchasers of Series D Preferred Stock (each, an “Additional Commitment Amount”), then at the election of Company, as determined by its Board of Directors, each such Purchaser shall fund a proportionate share of its Additional Commitment Amount as a supplemental funding to the Subsequent Closing (the “Supplemental Funding”), so that following such Supplemental Funding all of the Purchasers own their proportionate share of Series D Preferred Stock in relation to their Commitment Amount, the aggregate of all Commitment Amounts and the portion of the aggregate Commitment Amounts that have been and will be funded following such Supplemental Funding. If the Company elects to have a Supplemental Funding, the Company shall provide each participating Purchaser with at least ten (10) Business Days prior notice of the date on which funds for such Supplemental Funding shall be remitted to the Company and the amount each such Purchaser shall fund as part of such Supplemental Funding. If such Supplemental Funding occurs, then such Supplemental Funding shall be deemed to be included as part of the Subsequent Closing for all purposes of the Agreement.”

2. Section 2.2(i) of the Agreement is amended and restated in its entirety to read as follows:

“(i) Any Purchaser may purchase Preferred Stock hereunder in conjunction with only the following: (i) any of its Affiliates, (ii) any of its partners, limited partners or members of such Purchaser that are transferees of Preferred Stock pursuant to distributions in accordance with the partnership agreement or operating agreement of such Purchaser or its Affiliates and (iii) in the case of Pacific, GC Dev. Co., Inc. (and, if it purchases Preferred Stock, shall also constitute a “New Purchaser”); provided, in the case of (i) and (ii) above, that such Purchaser retains the voting rights relating to such Preferred Stock, other than with respect to (x) any transfers by Pacific to its Affiliate, Pacific Capital Partners I, L.P. (also known as Pacific Colony V, L.P.), or to GC Dev. Co., Inc., or (y) any transfers by J.H. Whitney IV, L.P. or Whitney Acquisition II, Corp.

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 6

to one or more of its Affiliates (including Whitney V, L.P.), pursuant to which the respective voting rights will also be transferred. Notwithstanding the foregoing, J.H. Whitney IV, L.P. or Whitney Acquisition II, Corp. may not transfer the Preferred Stock or any voting rights in respect thereof to any Affiliate unless such Affiliate and the Company have applied for and received any necessary approvals under the HSR Act, if applicable.”

Section D. Elimination of Supermajority Vote Requirement. The second sentence of the second paragraph of Section 2.2(a) of the Agreement is amended and restated in its entirety to read as follows:

“After the Third Preferred Closing, any demand from the Company to the Purchasers to fund up to the remaining Commitment Amount shall be authorized by a majority of the Board of Directors.”

Section E. Addition of Purchaser Funding Option.

1. Section 2.2 (a) of the Agreement is amended by deleting the last sentence of the last paragraph of this subsection that reads as follows: “Subject to the provisions of this Section 2.2, each Purchaser’s Commitment shall remain in full force and effect for three years from the date of the Subsequent Closing and, to the extent not drawn, shall then terminate.”

2. Section 2.2 of the Agreement is further amended by adding the following paragraph (m) at end thereof:

“(m) Subject to the conditions set forth below, any Purchaser, in its sole discretion, shall have the right to fund all of such Purchaser’s remaining unfunded Commitment Amount hereunder for shares of Series D Preferred Stock that have an aggregate liquidation value equal to the amount being funded (the “Purchaser Funding Option”). Each Purchaser’s exercise of its Purchaser Funding Option shall be subject to and conditioned upon the following: (1) such Purchaser shall provide the Company with at least ten (10) Business Days prior written notice of its intention to exercise its right to fund hereunder; and (2) such Purchaser shall not have breached or otherwise violated the applicable terms of this Agreement. If with respect to the expected capital that is necessary or appropriate for the Company to conduct its business operations (including repayment of its outstanding liabilities) and execute its business plan, as determined by its Board of Directors, the Company acting in good faith and using its best efforts pursuant to this Agreement has established and pursued its obligations to complete any closings for the purchase of the Series D Preferred Stock in accordance with this Agreement (including any Supplemental Funding, the Second Preferred Closing, the Third Preferred Closing or any additional closings) and a Purchaser has not funded the allocable share of its Commitment Amount in connection with any such closings for the purchase of the Series D Preferred Stock, then the Purchaser Funding Option with respect to any remaining unfunded Commitment Amount for such Purchaser shall be canceled and terminated, without otherwise affecting any other rights, obligations or terms of such Purchaser’s Commitment. Subject to the provisions of this Section 2.2, each Purchaser’s Commitment shall remain in full force and effect for three years from the date of the

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 7

Subsequent Closing and, to the extent not drawn, shall then terminate; provided, however, that the Purchaser Funding Option for each Purchaser shall continue in full force and effect, until such time as the Purchaser notifies the Company of the termination of its Purchaser Funding Option with respect to any remaining unfunded Commitment Amount.”

Section F. Delete Purchaser’s Right of First Refusal Section 2.2(k) of the Agreement is amended and restated in its entirety to read as follows:

“(k) If as of the close of business on the tenth (10th) Business Day after the Optional Revocation Date (the “Commitment Revocation Date”) one or more Purchasers have revoked their Commitments (the “Commitment Deficiency” shall mean the uncommitted amount needed to achieve an aggregate Commitment Amount of $300 million, including any Commitment Amount being revoked hereunder), then the following shall occur:

(i) No later than 10:00 a.m. New York time on the Business Day following the Commitment Revocation Date, the Company shall notify each Purchaser of the aggregate Commitment Amount as of the close of business on the Commitment Revocation Date and any Commitment Deficiency. Except with respect to the Purchaser’s portion of its Commitment Amount attributable to the first $50 million of the aggregate Commitment Amount, each Purchaser shall have the right to terminate its Commitment and rescind its future purchase of Preferred Stock by notice delivered to the Company no later than 5:00 p.m. New York time on January 8, 2001 (provided that the Company has delivered its notice pursuant to this paragraph (k) (i)), and such Purchaser’s Commitment shall terminate.

(ii) Each Purchaser’s Commitment (including, subject to Section 2.2(i), any Affiliate assignee thereof), which has not been terminated or revoked pursuant to paragraph (j) or (k)(i) above, shall become irrevocable and noncancellable as of the close of business on January 8, 2001, provided that the Purchaser’s Commitment shall be subject to cancellation and termination pursuant to paragraph (k)(v) below.

(iii) If as of the close of business on January 8, 2001 there exists any Commitment Deficiency, then the Company shall have the right, from and including January 8, 2001 through and including February 2, 2001, to accept Commitments from the existing Purchasers and any additional purchasers of Preferred Stock, subject to the same terms and conditions as the Purchasers, in order to eliminate any remaining Commitment Deficiency; provided that the Company shall use reasonable efforts to provide, first, existing Purchasers (relating to such Purchasers’ Commitments) and, next, existing Stockholders with an opportunity to make additional Commitments. After the Second Preferred Closing, if any additional Purchaser delivers a Commitment to purchase Preferred Stock pursuant to this subsection (k), then such additional Purchaser shall fund its purchase of Preferred Stock in respect of a purchase date in a manner that results,

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 8

after such funding, in such additional Purchaser having funded the same percentage of its share of the Commitment Amount as the other Purchasers have funded of their share of the Commitment Amounts (inclusive of the original principal amount of the Notes).

(iv) Notwithstanding paragraph (iii) above, if as of 12:00 p.m., New York time, on January 8, 2001 the aggregate Commitment Amount is at least $150 million, the Third Preferred Closing involving the purchase of up to $100 million (plus, any amount of the $25 million that has not been funded in connection with the Second Preferred Closing) of Preferred Stock shall occur on a date determined by the Company and its Board of Directors; provided, however, that the date on which funds are remitted for such Third Preferred Closing shall occur ten (10) Business Days after the Third Preferred Closing, but in any event no earlier than February 1, 2001.

(v) If as of the close of business on February 2, 2001 the aggregate Commitment Amount is less than $150 million, then, except with respect to the Purchaser’s portion of its Commitment Amount attributable to the first $50 million of the aggregate Commitment Amount, any remaining unfunded Commitments to purchase Preferred Stock shall be rescinded and cancelled, and all Commitments shall be deemed to have terminated as of the Commitment Revocation Date.

(vi) Within one (1) Business Days after January 8, 2001, the Company shall provide each Purchaser with an Amended and Restated Schedule 1 to the Agreement. To the extent that any Commitments are accepted by the Company after January 8, 2001, then on or before the first (1st) Business Day following February 2, 2001, the Company shall provide each Purchaser with an Amended and Restated Schedule 1 to the Agreement. “

Section G. Board of Directors. Section 7.10 of the Agreement hereby is deleted and replaced in its entirety with the following:

“In connection with the Subsequent Closing and pursuant to the Stockholders Agreement, the Board of Directors of the Company shall consist of seven (7) directors, subject to and as determined pursuant to the Stockholders Agreement or the Bylaws of the Company. Thereafter, the Company will take no action to increase the size of the Board of Directors or decrease the number of directors which the holders of Preferred Stock are entitled to nominate.”

Section H. Amendment to Definition of Qualified Public Offering. The definition of “Qualified Public Offering” set forth in Annex A to the Agreement is amended and restated in its entirety to read as follows:

“Qualified Public Offering” or “Qualifying Public Offering” means an Initial Public Equity Offering which results in gross proceeds to the Company of at least $100 million in the aggregate, and which yields an adjusted equity valuation of two times the liquidation value of the Series D Preferred Stock.

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 9

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 4 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 4, the terms and provisions of this Amendment No. 4 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 4 fully and effectively and to make them binding on the parties hereto.

Section D. Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Page 10

IN WITNESS WHEREOF, this AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Page

PURCHASERS:
ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

R. G. BARRETT

By:	/s/ R. G. Barrett

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Lisa C. Miller

Title:	Assistant Vice President

RALPH BARUCH REVOCABLE TRUST.

By:	/s/ Ralph M. Baruch

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Authorized Signatory

DENIS A. BOVIN

By:	/s/ Denis A. Bovin

CCP/METROPCS LLC

By:	Chase Capital Investments, L.P., its Managing Member

By:	Chase Capital Partners, as Investment Manager

By:	/s/ Michael R. Hannon

Title:	Partner

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter

Title:	Managing General Partner

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

FIRST PLAZA GROUP TRUST

By:	Chase Manhattan Bank, Trustee

By:	/s/ John F. Weeda

Title:	Vice President

RAKESH GUPTA

By:	/s/ Rakesh Gupta

GEORGE A. HAMBRECHT

By:	/s/ George A. Hambrecht

SHIRLEY WONG SHUN YEE

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

LECKWITH PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHEER IDYLL PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

TRENDLY INVESTMENTS

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

EVERMORE CORPORATION

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

MICHAEL A. WALL

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

KME VENTURE III, LP

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHESTNUT STREET PARTNERS, INC

By:	/s/ James F. Wade

Title:	Vice President

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

JOSEPH T. MCCULLEN, JR.

By:	/s/ Joseph T. McCullen, Jr.

MARK C. MASUR

By:	/s/ Mark C. Masur

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster

Title:	Managing Director

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ Parag Saxena

Title:	Managing Director

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners, III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman

Title:	Secretary and Treasurer

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

SANI HOLDING LTD. (BAHAMAS)

By:	/s/ Ishwar C. Sani

Title:	President/Director

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

SCULLEY PARTNERS

By:	/s/ John Sculley

Title:	Partner

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess

Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

SALVATORE A. TIANO

By:	/s/ Salvatore A. Tiano

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

J. H. WHITNEY IV, LP

By:	J. H. Whitney Equity Partners IV, LLC, its general partner

By:	/s/ Daniel J. O’Brien

Title:	Managing Director

WINSTON-THAYER PARTNERS

By:	/s/ A. Scott Andrews

Title:	General Partner

AMENDMENT NO. 4 TO SECURITIES PURCHASE AGREEMENT – Signature Pages

AMENDMENT NO. 5 TO

SECURITIES PURCHASE AGREEMENT

dated as of January 9, 2001

Reference is hereby made to the SECURITIES PURCHASE AGREEMENT, dated as of July 17, 2000, by and among MetroPCS, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 2 thereto (collectively, the “Subsidiaries”) and each of the PURCHASERS listed on Schedule 1 thereto (collectively, together with their successors and assigns, the “Purchasers”), as amended by Amendment No. 1 thereto dated as of November 13, 2000, as further amended by Amendment No. 2 thereto dated as of December 12, 2000, as further amended by Amendment No. 3 thereto dated as of December 19, 2000, and as further amended by Amendment No. 4 thereto dated as of January 4, 2001 (as so amended, the “Agreement”).

This AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT dated as of January 9, 2001 (this “Amendment No. 5”) between the Company, the Subsidiaries and each of the Purchasers is entered into pursuant to Section 9.4 of the Agreement for the purpose of modifying and adding certain provisions of and to the Agreement. Initially capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement, including Annex A thereto.

W I T N E S S E T H :

WHEREAS, pursuant and subject to the Agreement, the Company has agreed to sell and the Purchasers have the right to purchase shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share, with an aggregate liquidation preference of up to $300 million; and

WHEREAS, the Company and the Purchasers desire to amend the applicable provisions of the Agreement and the Certificate of Designations to increase the issuance of the Series D Preferred Stock to an aggregate liquidation value of up to $350 million and provide for the number of shares of up to 3,500,000.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment No. 5, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Section A. Amendments to Increase Total Commitment Amount. Section 1.1 of the Agreement hereby is amended to delete the first sentence of such Section 1.1 and replace it with two sentences that read follows:

“The Company has authorized the issuance and sale of its Series D Preferred Stock with an aggregate liquidation preference of up to $350 million, which may be issued and sold

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Page 1

pursuant to this Agreement. Upon the adoption of this Amendment No. 5, any references in the Agreement (1) to either $300 million or $300,000,000 shall be deemed to have been changed to $350 million or $350,000,000, respectively, and (2) to either $295 million or $295,000,000 shall be deemed to have been changed to $345 million or $345,000,000, respectively.”

Section B. Effectiveness of Amendment. If the requisite percentage of Purchasers agree to and execute this Amendment No. 5 pursuant to the Agreement, then this Amendment No. 5 shall become effective upon the satisfaction of the following conditions: (1) the filing of an amendment to the Sixth Amended and Restated Certificate of Incorporation that provides for an increase in the number of authorized shares of the Series D Preferred Stock of up to 3,500,000 shares; and (2) the receipt of a legal opinion from Andrews & Kurth LLP in the form of Exhibit A attached hereto. Notwithstanding any provision to the contrary in the Agreement or this Amendment No. 5, until the preceding conditions have been satisfied, this Amendment No. 5 shall not become effective.

ARTICLE II

MISCELLANEOUS

Section A. Ratification & Conflicts. The Agreement as supplemented by this Amendment No. 5 is ratified and confirmed, and shall remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment No. 5, the terms and provisions of this Amendment No. 5 shall govern and control.

Section B. Governing Law. THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

Section C. Further Assurances. Each of the parties covenants and agrees to take all such actions and to execute all such documents as may be necessary or advisable to implement the provisions of this Amendment No. 5 fully and effectively and to make them binding on the parties hereto.

Section D. Counterparts. This Amendment No. 5 may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[SIGNATURE PAGES FOLLOW]

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Page 2

IN WITNESS WHEREOF, this AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT has been executed by the parties hereto as of the date first set forth above.

MetroPCS, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Wireless, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS, California/Florida, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Chico, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

MetroPCS Georgia, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS1, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS2, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS3, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS4, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS5, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS6, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS7, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS8, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS9, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS10, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

GWI PCS11, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS12, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS13, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

GWI PCS14, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

Reauction, Inc.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President and Chief Executive Officer

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

PURCHASERS:

ACCEL VII L.P.

By:	Accel VII Associates L.L.C., its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INTERNET FUND III L.P.

By:	Accel Internet Fund III Associates LLC, its general partner

By:	/s/ G. Carter Sednaoui

Title:	Managing Member

ACCEL INVESTORS ‘99 L.P.

By:	/s/ G. Carter Sednaoui

Title:	General Partner

ACP FAMILY PARTNERSHIP L.P.

By:	/s/ Arthur C. Patterson

Title:	General Partner

ELLMORE C. PATTERSON PARTNERS

By:	/s/ Arthur C. Patterson

Title:	General Partner

AUCHINCLOSS WADSWORTH & CO., LP

By:	/s/ Elliot Wadsworth II

Title:	General Partner

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

CCP/METROPCS LLC

By:	Chase Capital Investments, L.P., its Managing Member

By:	Chase Capital Partners, as Investment Manager

By:	/s/ Michael R. Hannon

Title:	General Partner

BP AMOCO CORPORATION MASTER TRUST FOR EMPLOYEE PENSION PLANS

By:	Chase Manhattan Bank, Trustee

By:	/s/ Lisa C. Miller

Title:	Assistant Vice President

ROBERT G. BARRETT

By:	/s/ Robert G. Barrett

BERKELEY INVESTMENTS LTD.

By:	/s/ Kishore Mirehandahi

Title:	Director

ELIZABETH A. CAMPBELL STOLLENWERK TRUST

By:	/s/ Andrew L. Campbell

Title:	Trustee

CLARITY PARTNERS, L.P.

By:	/s/ Barry Porter

Title:	Managing General Partner

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

FIRST PLAZA GROUP TRUST

By:	The Chase Manhattan Bank, Trustee

By:	/s/ John F. Weeda

Title:	Vice President

ASHTON DE PEYSTER

By:	/s/ Ashton de Peyster

PETER FOX

By:	/s/ Peter Fox

MICHAEL A. WALL

By:	Invesco Private Capital, Inc., his investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

EVERMORE CORPORATION

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

TRENDLY INVESTMENTS

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

SHIRLEY WONG SHUN YEE

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

LECKWITH PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

CHEER IDYLL PROPERTY LTD.

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

KME VENTURE III, LP

By:	Invesco Private Capital, Inc., its investment manager

By:	/s/ Parag Saxena

Title:	Managing Director

BARRY B. LEWIS

By:	/s/ Barry B. Lewis

JOSEPH T. MCCULLEN, JR.

By:	/s/ Joseph T. McCullen, Jr.

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

M/C VENTURE PARTNERS V, L.P.

By:	M/C VP V, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE PARTNERS IV, L.P.

By:	M/C VP IV, LLC, its General Partner

By:	/s/ James F. Wade

Title:	Manager

M/C VENTURE INVESTORS, LLC

By:	/s/ James F. Wade

Title:	Manager

CHESTNUT STREET PARTNERS, INC.

By:	/s/ James F. Wade

Title:	Vice President

MARK C. MASUR

By:	/s/ Mark C. Masur

METROPCS INVESTORS LLC

By:	/s/ Robert B. Webster

Title:	Managing Director

MITSUI & CO., LTD.

By:	Toshihiro Soejima

Title:	General Manager, Telecommunication Business Division

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

MITSUI & CO. (U.S.A.), INC.

By:	/s/ Sadanao Fukuda

Title:	Senior Vice President & General Manager

ONE LIBERTY FUND III L.P.

By:	One Liberty Partners III, LP, its general partner

By:	/s/ Edwin M. Kania, Jr.

Title:	General Partner

PARAGON VENTURE PARTNERS II, L.P.

By:	Paragon Venture Management Company II, L.P., its general partner

By:	/s/ John S. Lewis

Title:	General Partner

PRIMUS CAPITAL FUND III LIMITED PARTNERSHIP

By:	Primus Venture Partners III Limited Partnership, its General Partner

By:	Primus Venture Partners, Inc., its general partner

By:	/s/ Steven Rothman

Title:	Secretary and Treasurer

PRIMUS CAPITAL FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By:	Primus Venture Partners V, L.L.C., its general partner

By:	/s/ Jeffrey J. Milius

Title:	Principal

SANI HOLDING LTD. (BAHAMAS)

By:	/s/ Ishwar C. Sani

Title:	President/Director

STEVEN L. SCARI

By:	/s/ Steven L. Scari

DAVID SCHOENTHAL

By:	/s/ David Schoenthal

JOHN SCULLEY

By:	/s/ John Sculley

SONOMA WEST HOLDINGS, INC.

By:	/s/ Gary L. Hess

Title:	President and Chief Executive Officer

TECHNOLOGY VENTURE ASSOCIATES III

By:	/s/ Craig R. Stapleton

Title:	General Partner

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page

TRAILHEAD VENTURES, L.P.

By:	/s/ Mark C. Masur

Title:	General Partner

THE VIEHWEE REVOCABLE TRUST U/A/D 02/09/99

By:	/s/ Craig Viehwee

Title:	Trustee

J. H. WHITNEY IV, LP

By:	J. H. Whitney Equity Partners IV, LLC, its general partner

By:	/s/ Daniel J. O’Brien

Title:	Managing Director

WHITNEY ACQUISITION II, CORP.

By:	/s/ Daniel J. O’Brien

Title:	President

WINSTON-THAYER PARTNERS, L.P.

By:	/s/ A. Scott Andrews

Title:	Managing Partner

AMENDMENT NO. 5 TO SECURITIES PURCHASE AGREEMENT – Signature Page